----------------------------------------------------------------------------------------------------------------------------
     AWARD CONTRACT                     THIS CONTRACT IS A [ILLEGIBLE]               [ILLEGIBLE]                Illegible
                                        UNDER OPAS [ILLEGIBLE]                       DO-A1                    1    72
----------------------------------------------------------------------------------------------------------------------------
2.   CONTRACT Illegible NO.             3. EFFECTIVE DATE        4. ACQUISITION/PURCHASE, REQUEST/PROJECT NO.

     DTCG38-95-D-20018                     See Block 20C            4152-IG20
----------------------------------------------------------------------------------------------------------------------------
5.   ISSUED BY                     CODE Z50100    6. ADMINISTERED BY (IF OTHER THAN ITEM 5)    CODE
                                        ---------                                                   ---------

     USCG Aircraft Repair and Supply Center
     Elizabeth City, NC  27909-5001
     ATTN: HH65A Contract Section

----------------------------------------------------------------------------------------------------------------------------
7.   NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)     8. DELIVERY
                                                                                                        Destination
               HAWKER PACIFIC INC.                                                      / / FOB ORIGIN / / OTHER (SEE BELOW)
               11310 Sherman Way                                                        ------------------------------------
               Sun Valley, CA  91352                                                    9. DISCOUNT FOR PROMPT PAYMENT

                                                                                           Net 30
                                                                                        ------------------------------------
                                                                                        10. SUBMIT INVOICES        ITEM
                                                                                        (4 COPIES UNLESS OTHER-
--------------------------------------------------------------------------------------- WISE SPECIFIED) TO THE
CODE   53583                            FACILITY CODE                                   ADDRESS SHOWN IN:          Section G
-----------------------------------------------------------------------------------------------------------------------------
11.  SHIP TO/MARK FOR              CODE                     12. PAYMENT WILL BE MADE BY                       CODE
                                        -------------                                                              ----------


 As specified in Section F                                  As specified in Section G
-----------------------------------------------------       -----------------------------------------------------------------
13.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN           14. ACCOUNTING AND APPROPRIATION DATA
     COMPETITION:

     /X/ 10 U.S.C. 2304(c)(   )  / / 41 U.S.C. 253(c)(   )  As specified on individual delivery orders
-----------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.                 15B. SUPPLIES/SERVICES          15C. QUANTITY     15D. UNIT  15E. UNIT PRICE        15F. AMOUNT
-----------------------------------------------------------------------------------------------------------------------------

                         This document constitutes award of an indefinite-delivery indefinite-quantity contract resulting from Solicitation DTCG38-94-R-20008, and includes items cited in Section B of the contract.

                         PART IV, SECTION K of the Contractor's proposal is incorporated herein by reference.

-----------------------------------------------------------------------------------------------------------------------------
                                                              15G. TOTAL AMOUNT OF CONTRACT                     $ N/A
-----------------------------------------------------------------------------------------------------------------------------
                                                        16. TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------------------------
W)   SEC.                     DESCRIPTION              PAGE(S)   W)   SEC                 DESCRIPTION                   PAGE(S)
-----------------------------------------------------------------------------------------------------------------------------
                         PART I - THE SCHEDULE                                     PART II - CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------
x     A        SOLICITATION/CONTRACT FORM              1         x     I   CONTRACT CLAUSES                              65-71
-----------------------------------------------------------------------------------------------------------------------------
x     B        SUPPLIES OR SERVICES AND PRICES/COSTS   2-41      PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
-----------------------------------------------------------------------------------------------------------------------------
x     C        DESCRIPTION/SPECS./WORK STATEMENT       42-49     x     J   LIST OF ATTACHMENTS                           72
-----------------------------------------------------------------------------------------------------------------------------
x     D        PACKAGING AND MARKING                   50             PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------
x     E        INSPECTION AND ACCEPTANCE               51             K    REPRESENTATIONS, CERTIFICATIONS AND
------------------------------------------------------------               OTHER STATEMENTS OF OFFERORS
x     F        DELIVERIES OR PERFORMANCE               52-55
-----------------------------------------------------------------------------------------------------------------------------
x     G        CONTRACT ADMINISTRATION DATA            56-57          L    INSTRS, CONDS, AND NOTICES TO OFFERORS
-----------------------------------------------------------------------------------------------------------------------------
x     H        SPECIAL CONTRACT REQUIREMENTS           58-64          M    EVALUATION FACTORS FOR AWARD
-----------------------------------------------------------------------------------------------------------------------------
                                   CONTRTACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------
17   /x/  CONTRACTOR'S NEGOTIATED AGREEMENTS (CONTRACTOR IS RE-  18.  / /  AWARD (CONTRACTOR IS NOT REQUIRED TO SIGN THIS
          QUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO              DOCUMENT.)  Your offer on Solicitation Number
          ISSUING OFFICE.)  Contractor agrees to furnish and               ________________________________________________,
          deliver all items or perform all the services set                including the additions or changes made by you
          forth or otherwise identified above and on any                   which additions or changes are set forth in full
          continuation sheets for the consideration stated                 above, is hereby accepted as in the items listed
          herein.  The rights and obligations of the parties               above and on any continuation sheets.  This
          to this contract shall be subject to and governed                award consummates the contract which consists of
          by the following documents: (a) this award/contract              the following documents: (a) the Government's
          (b) the solicitation, if any, and (c) such                       solicitation and your offer, and (b) this award/
          provisions, representations, certifications, and                 contract.  no further contractual document is
          specifications, as are attached or incorporated by               necessary.
          reference herein.  (ATTACHMENTS ARE LISTED HEREIN.)
-----------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                    20A. NAME OF CONTRACTING OFFICER

MICHAEL A. RILEY, VICE PRESIDENT
               HYDROMECHANICAL SYSTEMS
-----------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                      19C. DATE SIGNED    20B. UNITED STATES OF AMERICA      20C. DATE SIGNED

BY /s/ Illegible                                                 BY
  ----------------------------------------        20 SEPT 95       ----------------------------------
  (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                         (SIGNATURE OF CONTRACTING OFFICER)

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

THE [*] INDICATES THAT PORTIONS OF TEXT HAVE BEEN DELETED AND ARE BEING FILED UNDER SEPARATE COVER WITH THE SECURITIES COMMISSION EXCHANGE PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

U.S. Department        Commanding Officer        Aircraft Repair & Supply Center
of Transportation      U.S. Coast Guard          Elizabeth City, NC 27909-5001
                [Logo]                           Staff Symbol: 4220/2400
United States                                    Phone: (919)335-6141
Coast Guard

                                                               19 September 1995

Hawker Pacific Inc.
Attn:  Doris Parr
11310 Sherman Way
Sun Valley, CA  913

Subj:  SOLICITATION DTCG38-94-R-20008

Dear Ms. Parr:

It is requested that you review the enclosed proposed contract which is the result of your response to the subject solicitation. Please sign the proposed contract in Block 19, then return only the cover sheet and one copy to this office.

The changes made from the solicitation to the proposed contract are as follows:

     1. The requirement for inspection by DCMAO has been waived; therefore, references to DCMAO have been deleted from Section C, Paragraph C-3.5 Unusual Damage, Section E, Paragraph E-2 Inspection and Acceptance, and Section H, Paragraph H-2 Exclusions.

     2. FAR clause 52.246-15 Certificate of Conformance (APR 1984) has been added to Section E, Paragraph E-1.

     3. FAR clauses 52.215-30 Facilities Capital Cost of Money and 52.229-6 Taxes -Foreign Fixed-Price Contracts have been deleted from Section I, Paragraph I-1.

     4. Section G, Paragraph G-1 - The requirement to direct the original Standard Form 295 to Washington, DC has been deleted. The form shall be submitted to the address in G-1, in accordance with the delivery schedule in Section F, F-2 Delivery Schedule.

If you have any questions concerning these changes or the proposed contract please call Linda Foster at (919)335-6561 or the undersigned at (919)335-6141.


                                               /s/ Elissa D. Gill
                                                   ELISSA D. GILL
                                                   Contracting Officer

Encl:  Proposed Contract DTCG38-95-D-20018

                                                   Page 2
                                                   DTCG38-95-D-20018

PART I

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B-1.  CONTRACT LINE ITEMS.

The contractor shall provide all necessary parts, material, labor, tooling, test equipment and facilities for performance of the services specified in Section C, Statement of Work for the following components. Sea Section H, Paragraph H-6 for specific pricing instructions.

NOTE: ALL SEPARATELY PRICED REPLACEMENT PARTS SHALL BE NEW UNLESS OTHERWISE SPECIFIED.

         BASE PERIOD:
         DATE OF CONTRACT AWARD THROUGH ONE YEAR FROM DATE OF AWARD

                                  MIN    MAX                UNIT
CLIN     SUPPLIES/SERVICES        QTY    QTY    UNIT        PRICE

 1       REWORK                     5     30     EA       $     [*]

         1620-14-459-0511
         LEG, LH MAIN LG
         P/N 18785-100-05

         TEST/EVALUATION  $   [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N       NOMENCLATURE

         17975     CONTACTOR UNIT ASSY $      [*] EA
         18802     UNION               $      [*] EA
         18965-000-01   LH HOUSING     $      [*] EA
         18965-000-01   LH HOUSING     $      [*] EA  RECOVERED IAW C-3.2.4.1
         18979     SHAFT               $      [*] EA
         18980     SHAFT               $      [*] EA
         18981     SWIVEL PIN          $      [*] EA
         18989-000-01   JACK           $      [*] EA
         19217     CABLE               $      [*] EA
         19828-100      FLEX HOSE      $      [*] EA
         20529-100      HOSE           $      [*] EA
         24079-000-00   SINGLE PIECE BEARING  S     [*] EA

                                                   Page 3
                                                   DTCG38-95-D-20018

B-1.     CONTRACT LINE ITEMS. (Cont'd)

                                   MIN    MAX               UNIT
CLIN     SUPPLIES/SERVICES         QTY    QTY   UNIT        PRICE

 2       REWORK                     5     40     EA       $    [*]

         1620-14-462-8049
         LEG, RH MAIN LG
         P/N 18786-100-05

         TEST/EVALUATION  $   [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N       NOMENCLATURE
         17975     CONTACTOR UNIT ASSY   $      [*] EA
         18130     ROLLER                $      [*] EA
         18802     UNION                 $      [*] EA
         18966-000-01   RH HOUSING       $      [*] EA
         18966-000-01   RH HOUSING       $      [*] EA RECOVERED IAW C-3.2.4.1
         18979     SHAFT                 $      [*] EA
         18980     SHAFT                 $      [*] EA
         18981     SWIVEL PIN            $      [*] EA
         18989-000-01   JACK             $      [*] EA
         19217     CABLE                 $      [*] EA
         19828-100      FLEX HOSE        $      [*] EA
         20529-100      HOSE             $      [*] EA
         24079-000-00   SINGLE PIECE BEARING  $      [*] EA

 3       REWORK                     5     35     EA       $      [*]

         1620-14-459-0514
         AUX LANDING GEAR
         P/N 18740-100-07
                OR
         P/N 18740-100-06

         TEST/EVALUATION  $    [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N     NOMENCLATURE
         18880-000-02   HOUSING             $      [*] EA
         18907-000-01   UPPER BEARING       $      [*] EA
         18921-000-01   BEARING POST        $      [*] EA
         18922   PISTON TUBE                $      [*] EA
         18926   LOWER BEARING              $      [*] EA
         18928   LEVER PISTON SHAFT         $      [*] EA
         18932-000-01   LOWER BEARING       $      [*] EA
         19010   SHAFT                      S      [*] EA
         19324   AXLE                       $      [*] EA
         19465   YOKE                       $      [*] EA

                                                   Page 4
                                                   DTCG38-95-D-20018

B-1.     CONTRACT LINE ITEMS. (Cont'd)

                                    MIN    MAX               UNIT
CLIN     SUPPLIES/SERVICES         QTY    QTY   UNIT        PRICE

 4       MODIFY/REWORK             1     5      EA       $      [*]

         1620-14-459-0514         MODIFY TO:
         AUX LANDING GEAR
         P/N 18740-100-04         P/N 18740-100-07

         TEST/EVALUATION    $    [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N       NOMENCLATURE

         18880-000-02   HOUSING             $      [*] EA
         18907-000-01   UPPER BEARING       $      [*] EA
         18921-000-01   BEARING POST        $      [*] EA
         18922     PISTON TUBE              $      [*] EA
         18926     LOWER BEARING            $      [*] EA
         18928     LEVER PISTON SHAFT       $      [*] EA
         18932-000-01   LOWER BEARING       $      [*] EA
         19010     SHAFT                    $      [*] EA
         19324     AXLE                     $      [*] EA
         19465     YOKE                     $      [*] EA

 5       MODIFY/REWORK             1     5      EA      $      [*]

         1620-14-386-4447         MODIFY TO:
         AUX LANDING GEAR         1620-14-459-0514
         P/N 18740-100-01         P/N 18740-100-07

         TEST/EVALUATION  $    [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N       NOMENCLATURE

         18880-000-02   HOUSING             $      [*] EA
         18907-000-01   UPPER BEARING       $      [*] EA
         18921-000-01   BEARING POST        $      [*] EA
         18922     PISTON TUBE              $      [*] EA
         18926     LOWER BEARING            $      [*] EA
         18928     LEVER PISTON SHAFT       $      [*] EA
         18932-000-01   LOWER BEARING       $      [*] EA
         19010     SHAFT                    $      [*] EA
         19324     AXLE                     $      [*] EA
         19465     YOKE                     $      [*] EA

                                                   Page 5
                                                   DTCG38-95-D-20018

B-1.     CONTRACT LINE ITEMS. (Cont'd)

                                  MIN    MAX               UNIT
CLIN     SUPPLIES/SERVICES        QTY    QTY   UNIT        PRICE

6        REWORK                    3     25     EA      $     [*]

         1650-14-043-0964
         ACTUATOR CYLINDER
         P/N 19570-101

         TEST/EVALUATION  $    [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N       NOMENCLATURE

         17946     BUSHING             $      [*] EA
         18787-100      HOSE ASSY      $      [*] EA
         18788-100      HOSE ASSY      $      [*] EA
         18789-100      HOSE ASSY      $      [*] EA
         19640     BALL FITTING ASSY   $      [*] EA
         19645     BODY ASSY           $      [*] EA
         19645     BODY ASSY           $      [*] EA  RECOVERED IAW C-3.2.4.3
         19713     BUSHING             $      [*] EA
         19727     PISTON              $      [*] EA
         19731     CLAW                $      [*] EA
         19870     HARNESS  CABLE      $      [*] EA

 7        REWORK                    3     8      EA      $      [*]

         1650-14-387-2620
         ACTUATOR CYLINDER
         P/N 19575-101

         TEST/EVALUATION  $    [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N       NOMENCLATURE

         18789-100      HOSE ASSY      $      [*] EA
         18790-100      HOSE ASSY      $      [*] EA
         18791-100      HOSE ASSY      $      [*] EA
         19640     BALL FITTING ASSY   $      [*] EA
         19713     BUSHING             $      [*] EA
         19716-100      HOUSING ASSY   $      [*] EA
         19716-100      HOUSING ASSY   $      [*] EA  RECOVERED IAW C-3.2.4.3
         19727     PISTON              $      [*] EA
         19731     CLAW                $      [*] EA
         19880     HARNESS CABLE       $      [*] EA

                                                   Page 6
                                                   DTCG38-95-D-20018

B-1.     CONTRACT LINE ITEMS. (Cont'd)

                                  MIN    MAX               UNIT
CLIN     SUPPLIES/SERVICES        QTY    QTY   UNIT        PRICE

 8       REWORK                    3     30     EA      $      [*]
         OVERHAUL/MODIFY           3     30     EA      $      [*]
         *REPLACE LINER ONLY       3     30     EA      $      [*]

         1650-14-383-0795         OVERHAUL AND MODIFY TO:
         PUMP, SELF REGULATING    1650-14-463-8804
         P/N C24160022            P/N C24160022-1

         TEST/EVALUATION  $    [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N        NOMENCLATURE

         A81953-2   END FITTING             $      [*] EA
         GA70926-1  SWASH PLATE ASSY        $      [*] EA
         GA70657-2  BLOCK ASSY              $      [*] EA

*See Section C, Paragraph C-3.2.4.4.1

 9       REWORK                    3     35     EA      $      [*]
         OVERHAUL                  0     10     EA      $      [*]
         *REPLACE LINER ONLY       1     20     EA      $      [*]

         1650-14-463-8804
         PUMP, SELF REGULATING
         P/N C24160022-1

         TEST/EVALUATION  $    [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N        NOMENCLATURE

         A81953-2   END FITTING             $      [*] EA
         GA70926-1  SWASH PLATE ASSY        $      [*] EA
         GA70657-2  BLOCK ASSY              $      [*] EA

*See Section C, Paragraph C-3.2.4.4.1

                                                   Page 7
                                                   DTCG38-95-D-20018

B-1.     CONTRACT LINE ITEMS. (Cont'd)

                                   MIN    MAX               UNIT
CLIN     SUPPLIES/SERVICES         QTY    QTY   UNIT        PRICE

 10      MODIFY/OVERHAUL            5     38     EA      $      [*]

         1650-14-397-0762              MODIFY TO:
         SERVO CONTROL                 1650-14-451-4636
         P/N SC8031-1                  P/N SC8033-1

         TEST/EVALUATION  $    [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N     NOMENCLATURE

         800600  FILTER           $      [*] EA
         801271  BODY             $      [*] EA
         802170  CIRCUIT BOARD    $      [*] EA
         807763  SWITCH           $      [*] EA

 11      REWORK                     1     20     EA      $      [*]
         OVERHAUL                   0      1     EA      $      [*]

         1650-14-451-4636
         SERVO CONTROL
         P/N SC8033-1

         TEST/EVALUATION  $   [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N     NOMENCLATURE

         800600  FILTER           $      [*] EA
         801271  BODY             $      [*] EA
         802170  CIRCUIT BOARD    $      [*] EA
         807763  SWITCH           $      [*] EA

                                                   Page 8
                                                   DTCG38-95-D-20018

B-1.     CONTRACT LINE ITEMS. (Cont'd)

                                  MIN    MAX               UNIT
CLIN     SUPPLIES/SERVICES        QTY    QTY   UNIT        PRICE

 12      MODIFY/OVERHAUL           5     20     EA       $      [*]

         1650-14-397-0763              MODIFY TO:
         SERVO CONTROL                 1650-14-448-1729
         P/N SC8032-1                  P/N SC8034-1

         TEST/EVALUATION  $    [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N     NOMENCLATURE

         800600  FILTER           $      [*] EA
         801271  BODY             $      [*] EA
         801400  CUP ASSEMBLY     $      [*] EA
         802170  CIRCUIT BOARD    $      [*] EA
         607763  SWITCH           $      [*] EA

13       REWORK                    1     15     EA   $     [*]
         OVERHAUL                  0      1     EA   $     [*]

         1650-14-448-1729
         SERVO CONTROL
         P/N SC8034-1

         TEST/EVALUATION  $   [*] EA

         SEPARATELY PRICED REPLACEMENT PARTS:

         P/N     NOMENCLATURE

         800600  FILTER           $      [*] EA
         801271  BODY             $      [*] EA
         801400  CUP ASSEMBLY     $      [*] EA
         802170  CIRCUIT BOARD    $      [*] EA
         807763  SWITCH           $      [*] EA

                                                   Page 9
                                                   DTCG38-95-D-20018

B-1.     CONTRACT LINE ITEMS. (Cont'd)

                                                              UNIT
CLIN     SUPPLIES/SERVICES                  QTY    UNIT      PRICE

 18      LABOR RATE:  UNUSUAL DAMAGE         1      LT    Not separately priced
         IAW Section C, Paragraph C-3.5
         and Section H, Paragraph H-6
          HOURLY RATE  $  [*]

 19      LABOR RATE:  TECHNICAL SUPPORT      1      LT    Not separately priced
         SERVICES
         IAW Section C, Paragraph C-3.7
         and Section H, Paragraph H-6
          HOURLY RATE  $  [*]

 20      LABOR RATE:  PRODUCT IMPROVEMENT/   1      LT    Not separately priced
         ENGINEERING CHANGE PROPOSAL
         IAW Section C, Paragraph C-3.8
         and Section H, Paragraph H-6
          HOURLY RATE  $ [*]

 21      LABOR RATE:  SERVICE BULLETINS      1      LT    Not separately priced
         IAW Section C, Paragraph C-3.10
         and Section H, Paragraph H-6
          HOURLY RATE  $ [*]

 22      PUBLICATIONS/UPDATES
         IAW Section C, Paragraph C-3.12     1      LT    Not separately priced

 23      AVIATION COMPUTERIZED MAINTENANCE
         SYSTEM (ACMS) forms IAW Section H,
         Paragraph H-1                       1      LT    Not separately priced

 24      Failure Data Report
         IAM Section F, Paragraph F-4        1      LT    Not separately priced

 25      Replacement Parts Listing
         IAW SECTION C, PARAGRAPH C-3.4      1      LT    Not separately priced

 26      Standard Form 294, SUBCONTRACTING
         REPORT FOR INDIVIDUAL CONTRACTS
         IAW FAR 52.219-9 in Section I       1      LT    Not separately priced

 27      Standard Form 295,
         SUMMARY SUBCONTRACT REPORT
         IAW FAR 52.219-9 in Section I       1      LT    Not separately priced

 28      Government Property Report IAW
         TAR 1252.245-70 in Section I        1      LT    Not separately priced

                                     Page 10
                                     DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

      OPTION YEAR ONE:
       DATE OF OPTION EXERCISE THROUGH ONE YEAR FROM DATE OF OPTION

                              MIN    MAX            UNIT
CLIN   SUPPLIES/SERVICES      QTY    QTY   UNIT     PRICE

 29    REWORK                  5     30     EA     $   [*]

       1620-14-459-0511
       LEG, LH MAIN LG
       P/N 18785-100-05

       TEST/EVALUATION  $  [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N    NOMENCLATURE

       17975  CONTACTOR UNIT ASSY  $      [*] EA
       18802  UNION                $      [*] EA
       18965-000-01  LH HOUSING    $      [*] EA
       18965-000-01  LH HOUSING    $      [*] EA RECOVERED IAW C-3.2.4.1
       18979  SHAFT                $      [*] EA
       18980  SHAFT                $      [*] EA
       18981  SWIVEL PIN           $      [*] EA
       18989-000-01      JACK      $      [*] EA
       19217  CABLE                $      [*] EA
       19828-100     FLEX HOSE     $      [*] EA
       20529-100  HOSE             $      [*] EA
       24079-000-00  SINGLE PIECE BEARING    $  [*] EA

                                     Page 11
                                     DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                              MIN    MAX            UNIT
 CLIN  SUPPLIES/SERVICES      QTY    QTY   UNIT     PRICE

  30   REWORK                  5     40    EA      $  [*]

       1620-14-462-8049
       LEG, RH MAIN LG
       P/N 18786-100-05

       TEST/EVALUATION  $ [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N    NOMENCLATURE
       17975  CONTACTOR UNIT ASSY  $      [*] EA
       18130  ROLLER               $      [*] EA
       18802  UNION                $      [*] EA
       18966-000-01  RH HOUSING    $      [*] EA
       18966-000-01  RH HOUSING    $      [*] EA RECOVERED IAW C-3.2.4.1
       18979  SHAFT                $      [*] EA
       18980  SHAFT                $      [*] EA
       18981  SNIVEL PIN           $      [*] EA
       18989-000-01  JACK          $      [*] EA
       19217  CABLE                $      [*] EA
       19828-100  FLEX HOSE        $      [*] EA
       20529-100  HOSE             $      [*] EA
       24079-000-00  SINGLE PIECE BEARING  $ [*] EA


  31   REWORK                  5     35    EA    $  [*]

       1620-14-459-0514
       AUX LANDING GEAR
       P/N 18740-100-07
             OR
       P/N 18740-100-06

       TEST/EVALUATION  $ [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N    NOMENCLATURE
       18880-000-02  HOUSING        $      [*] EA
       18907-000-01  UPPER BEARING  $      [*] EA
       18921-000-01  BEARING POST   $      [*] EA
       18922  PISTON TUBE           $      [*] EA
       18926  LOWER BEARING         $      [*] EA
       18928  LEVER PISTON SHAFT    $      [*] EA
       18932-000-01  LOWER BEARING  S      [*] EA
       19010  SHAFT                 $      [*] EA
       19324  AXLE                  $      [*] EA
       19465  YOKE                  $      [*] EA

                                     Page 12
                                     DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                              MIN    MAX            UNIT
 CLIN  SUPPLIES/SERVICES      QTY    QTY   UNIT     PRICE

  32   MODIFY/REWORK           1      5     EA     $   [*]

       1620-14-459-0514            MODIFY TO:
       AUX LANDING GEAR
       P/N 18740-100-04            P/N 18740-100-07

       TEST/EVALUATION  $ [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N    NOMENCLATURE
       18880-000-02  HOUSING        $      [*] EA
       18907-000-01  UPPER BEARING  $      [*] EA
       18921-000-01  BEARING POST   $      [*] EA
       18922  PISTON TUBE           $      [*] EA
       18926  LOWER BEARING         $      [*] EA
       18928  LEVER PISTON SHAFT    $      [*] EA
       18932-000-01  LOWER BEARING  $      [*] EA
       19010  SHAFT                 $      [*] EA
       19324  AXLE                  $      [*] EA
       19465  YOKE                  $      [*] EA

33     MODIFY/REWORK           1      5    EA    $ [*]

       1620-14-386-4447            MODIFY TO:
       AUX LANDING GEAR            1620-14-459-0514
       P/N 18740-100-01            P/N 18740-100-07

       TEST/EVALUATION  $ [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N    NOMENCLATURE

       18880-000-02  HOUSING        $      [*] EA
       18907-000-01  UPPER BEARING  $      [*] EA
       18921-000-01  BEARING POST   $      [*] EA
       18922  PISTON TUBE           $      [*] EA
       18926  LOWER BEARING         $      [*] EA
       18928  LEVER PISTON SHAFT    $      [*] EA
       18932-000-01  LOWER BEARING  $      [*] EA
       19010  SHAFT                 $      [*] EA
       19324  AXLE                  $      [*] EA
       19465  YOKE                  $      [*] EA

                                     Page 13
                                     DTCG38-95-D-20018

B-l.  CONTRACT LINE ITEMS. (Cont'd)

                              MIN    MAX            UNIT
 CLIN  SUPPLIES/SERVICES      QTY    QTY   UNIT     PRICE

  34   REWORK                  3     25     EA    $  [*]

       1650-14-043-0964
       ACTUATOR CYLINDER
       P/N 19570-101

       TEST/EVALUATION  $ [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N    NOMENCLATURE

       17946  BUSHING            $      [*] EA
       18787-100  HOSE ASSY      $      [*] EA
       18788-100  HOSE ASSY      $      [*] EA
       18789-100  HOSE ASSY      $      [*] EA
       19640  BALL FITTING ASSY  $      [*] EA
       19645  BODY ASSY          $      [*] EA
       19645  BODY ASSY          $      [*] EA RECOVERED IAW C-3.2.4.3
       19713  BUSHING            $      [*] EA
       19727  PISTON             $      [*] EA
       19731  CLAW               $      [*] EA
       19870  HARNESS CABLE      $      [*] EA

  35   REWORK                  3      8    EA     $ [*]

       1650-14-387-2620
       ACTUATOR CYLINDER
       P/N 19575-101

       TEST/EVALUATION  $ [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N   NOMENCLATURE
       18789-100  HOSE ASSY      $      [*] EA
       18790-100  HOSE ASSY      $      [*] EA
       18791-100  HOSE ASSY      $      [*] EA
       19640  BALL FITTING ASSY  $      [*] EA
       19713  BUSHING            $      [*] EA
       19716-100  HOUSING ASSY   $      [*] EA
       19716-100  HOUSING ASSY   $      [*] EA RECOVERED IAW C-3.2.4.3
       19727  PISTON             $      [*] EA
       19731  CLAW               $      [*] EA
       19880  HARNESS CABLE      $      [*] EA

                                      Page 14
                                      DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                               MIN    MAX            UNIT
 CLIN  SUPPLIES/SERVICES       QTY    QTY   UNIT     PRICE

  36   REWORK                   2     25     EA    $      [*]
       OVERHAUL/MODIFY          3     30     EA    $      [*]
       *REPLACE LINER ONLY      1     10     EA    $      [*]

       1650-14-383-0795        OVERHAUL AND MODIFY TO:
       PUMP, SELF REGULATING   1650-14-463-8804
       P/N C24160022           P/N C24160022-1

       TEST/EVALUATION  S [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N        NOMENCLATURE

       A81953-2   END FITTING       $      [*] EA
       GA70926-1  SWASH PLATE ASSY  $      [*] EA
       GA70657-2  BLOCK ASSY        $      [*] EA

*See Section C, Paragraph C-3.2.4.4.1

  37   REWORK                   3     35    EA     $      [*]
       OVERHAUL                 0     15    EA     $      [*]
       *REPLACE LINER ONLY      1     10    EA     $      [*]

       1650-14-463-8804
       PUMP, SELF REGULATING
       P/N C24160022-1

       TEST/EVALUATION  $    [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N        NOMENCLATURE

       A81953-2   END FITTING       $      [*] EA
       GA70926-1  SWASH PLATE ASSY  $      [*] EA
       GA70657-2  BLOCK ASSY        $      [*] EA

*See Section C, Paragraph C-3.2.4.4.1

                                       Page 15
                                       DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                                MIN   MAX             UNIT
 CLIN  SUPPLIES/SERVICES        QTY   QTY    UNIT     PRICE

  38   MODIFY/OVERHAUL           1    26     EA    $  [*]

       1650-14-397-0762          MODIFY TO:
       SERVO CONTROL             1650-14-451-4636
       P/N SC8031-1              P/N SC8033-1

       TEST/EVALUATION  $ [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N     NOMENCLATURE
       800600  FILTER         $      [*] EA
       801271  BODY           $      [*] EA
       802170  CIRCUIT BOARD  $      [*] EA
       807763  SWITCH         $      [*] EA

  39   REWORK                    1    22     EA    $      [*]
       OVERHAUL                  0     1     EA    $      [*]

       1650-14-451-4636
       SERVO CONTROL
       P/N SC8033-1

       TEST/EVALUATION  $   [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N     NOMENCLATURE

       800600  FILTER         $      [*] EA
       801271  BODY           $      [*] EA
       802170  CIRCUIT BOARD  $      [*] EA
       807763  SWITCH         $      [*] EA

                                     Page 16
                                     DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                              MIN   MAX            UNIT
 CLIN  SUPPLIES/SERVICES      QTY   QTY   UNIT     PRICE

  40   MODIFY/OVERHAUL         2    20     EA    $      [*]

       1650-14-397-0763       MODIFY TO:
       SERVO CONTROL          1650-14-448-1729
       P/N SC8032-1           P/N SC8034-1

       TEST/EVALUATION  $ [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N     NOMENCLATURE
       800600  FILTER         $      [*] EA
       801271  BODY           $      [*] EA
       801400  CUP ASSEMBLY   $      [*] EA
       802170  CIRCUIT BOARD  $      [*] EA
       807763  SWITCH         $      [*] EA



  41   REWORK                  1    15    EA     $      [*]
       OVERHAUL                1     5    EA     $      [*]

       1650-14-448-1729
       SERVO CONTROL
       P/N SC8034-1

       TEST/EVALUATION  $   [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N     NOMENCLATURE

       800600  FILTER         $      [*] EA
       801271  BODY           $      [*] EA
       801400  CUP ASSEMBLY   $      [*] EA
       802170  CIRCUIT BOARD  $      [*] EA
       807763  SWITCH         $      [*] EA

                                          Page 17
                                          DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                                                                 UNIT
 CLIN  SUPPLIES/SERVICES                     QTY   UNIT          PRICE

  46   LABOR RATE:  UNUSUAL DAMAGE            1     LT     Not separately priced
       IAW Section C, Paragraph C-3.5
       and Section H, Paragraph H-6
       HOURLY RATE  $ [*]

  47   LABOR RATE:  TECHNICAL SUPPORT         1     LT     Not separately priced
       SERVICES
       IAW Section C, Paragraph C-3.7
       and Section H, Paragraph H-6
       HOURLY RATE  $  [*]

  48   LABOR RATE:  PRODUCT IMPROVEMENT/      1     LT     Not separately priced
       ENGINEERING CHANGE PROPOSAL
       ZAN Section C, Paragraph C-3.8
       and Section H, Paragraph H-6
       HOURLY RATE  $ [*]

  49   LABOR RATE:  SERVICE BULLETINS         1     LT     Not separately priced
       IAW Section C, Paragraph C-3.10
       and Section H, Paragraph H-6
       HOURLY RATE  $ [*]

  50   PUBLICATIONS/UPDATES
       IAW Section C, Paragraph C-3.12        1     LT     Not separately priced

  51   AVIATION COMPUTERIZED MAINTENANCE
       SYSTEM (ACMS) forms IAW Section H,
       Paragraph H-1                          1     LT     Not separately priced

  52   Failure Data Report
       IAW Section F, Paragraph F-4           1     LT     Not separately priced

  53   Replacement Parts Listing
       IAW SECTION C, PARAGRAPH C-3.4         1     LT     Not separately priced

  54   Standard Form 294, SUBCONTRACTING
       REPORT FOR INDIVIDUAL CONTRACTS
       IAW FAR 52.219-9 in Section I          1     LT     Not separately priced

  55   Standard Form 295,
       SUMMARY SUBCONTRACT REPORT
       IAW FAR 52.219-9 in Section I          1     LT     Not separately priced

  56   Government Property Report IAW
       TAR 1252.245-70 in Section I           1     LT     Not separately priced

                                     Page 18
                                     DTCG38-95-D-20018

B-l.  CONTRACT LINE ITEMS. (Cont'd)

      OPTION YEAR TWO:
       DATE OF OPTION EXERCISE THROUGH ONE YEAR FROM DATE OF OPTION

                              MIN   MAX             UNIT
 CLIN  SUPPLIES/SERVICES      QTY   QTY    UNIT     PRICE

  57   REWORK                  5    30      EA    $      [*]

       1620-14-459-0511
       LEG, LH MAIN LG
       P/N 18785-100-05

       TEST/EVALUATION  $ [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N    NOMENCLATURE

       17975  CONTACTOR UNIT ASSY  $      [*] EA
       18802  UNION                $      [*] EA
       18965-000-01  LH HOUSING    $      [*] EA
       18965-000-01  LH HOUSING    $      [*] EA RECOVERED IAW C-3.2.4.1
       18979  SHAFT                $      [*] EA
       18980  SHAFT                $      [*] EA
       18981  SWIVEL PIN           $      [*] EA
       18989-000-01  JACK          $      [*] EA
       19217  CABLE                $      [*] EA
       19828-100  FLEX HOSE        $      [*] EA
       20529-100  HOSE             $      [*] EA
       24079-000-00  SINGLE PIECE BEARING  $   [*] EA

                                      Page 19
                                      DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                              MIN    MAX            UNIT
 CLIN  SUPPLIES/SERVICES      QTY    QTY   UNIT     PRICE

  58   REWORK                  5     40     EA    $   [*]

       1620-14-462-8049
       LEG, RH MAIN LG
       P/N 18786-100-05

       TEST/EVALUATION  $ [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N    NOMENCLATURE
       17975  CONTACTOR UNIT ASSY  $      [*] EA
       18130  ROLLER               $      [*] EA
       18802  UNION                $      [*] EA
       18966-000-01  RH HOUSING    $      [*] EA
       18966-000-01  RH HOUSING    $      [*] EA RECOVERED IAW C-3.2.4.1
       18979  SHAFT                $      [*] EA
       18980  SHAFT                $      [*] EA
       18981  SWIVEL PIN           $      [*] EA
       18989-000-01  JACK          $      [*] EA
       19217  CABLE                $      [*] EA
       19828-100  FLEX HOSE        $      [*] EA
       20529-100  HOSE             $      [*] EA
       24079-000-00  SINGLE PIECE BEARING  $  [*] EA


  59   REWORK                  5     35     EA   $   [*]

       1620-14-459-0514
       AUX LANDING GEAR
       P/N 18740-100-07
              OR
       P/N 18740-100-06

       TEST/EVALUATION  $ [*]  EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N    NOMENCLATURE
       18880-000-02  HOUSING        $      [*] EA
       18907-000-01  UPPER BEARING  $      [*] EA
       18921-000-01  BEARING POST   $      [*] EA
       18922  PISTON TUBE           $      [*] EA
       18926  LOWER BEARING         $      [*] EA
       18928  LEVER PISTON SHAFT    $      [*] EA
       18932-000-01  LOWER BEARING  $      [*] EA
       19010  SHAFT                 $      [*] EA
       19324  AXLE                  $      [*] EA
       19465  YOKE                  $      [*] EA

                                  Page 20
                                  DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                             MIN  MAX          UNIT
CLIN SUPPLIES/SERVICES       QTY  QTY  UNIT    PRICE

 60  MODIFY/REWORK           1    5    EA    $   [*]

     1620-14-459-0514        MODIFY TO:
     AUX LANDING GEAR
     P/N 18740-100-04        P/N 18740-100-07

     TEST/EVALUATION  $ [*]  EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N      NOMENCLATURE

     18880-000-02  HOUSING             $      [*] EA
     18907-000-01  UPPER BEARING       $      [*] EA
     18921-000-01  BEARING POST        $      [*] EA
     18922  PISTON TUBE                $      [*] EA
     18926  LOWER BEARING              $      [*] EA
     18928  LEVER PISTON SHAFT         $      [*] EA
     18932-000-01  LOWER BEARING       $      [*] EA
     19010  SHAFT                      $      [*] EA
     19324  AXLE                       $      [*] EA
     19465  YOKE                       $      [*] EA

 61  MODIFY/REWORK           1    5    EA   $   [*]

     1620-14-386-4447        MODIFY TO:
     AUX LANDING GEAR        1620-14-459-0514
     P/N 18740-100-01        P/N 18740-100-07

     TEST/EVALUATION  $ [*]  EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N       NOMENCLATURE

     18880-000-02  HOUSING             $      [*] EA
     18907-000-01  UPPER BEARING       $      [*] EA
     18921-000-01  BEARING POST        $      [*] EA
     18922  PISTON TUBE                $      [*] EA
     18926  LOWER BEARING              $      [*] EA
     18928  LEVER PISTON SHAFT         $      [*] EA
     18932-000-01  LOWER BEARING       $      [*] EA
     19010  SHAFT                      $      [*] EA
     19324  AXLE                       $      [*] EA
     19465  YOKE                       $      [*] EA

                                  Page 21
                                  DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                             MIN  MAX          UNIT
CLIN SUPPLIES/SERVICES       QTY  QTY  UNIT    PRICE

 62  REWORK                   3   25   EA   $   [*]

     1650-14-043-0964
     ACTUATOR CYLINDER
     P/N 19570-101

     TEST/EVALUATION  $   [*] EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N    NOMENCLATURE

     17946  BUSHING                    $      [*] EA
     18787-100  HOSE ASSY              $      [*] EA
     18788-100  HOSE ASSY              $      [*] EA
     18789-100  HOSE ASSY              $      [*] EA
     19640  BALL FITTING ASSY          $      [*] EA
     19645  BODY ASSY                  $      [*] EA
     19645  BODY ASSY                  $      [*] EA RECOVERED IAW C-3.2.4.3
     19713  BUSHING                    $      [*] EA
     19727  PISTON                     $      [*] EA
     19731  CLAW                       $      [*] EA
     19870  HARNESS CABLE              $      [*] EA

 63   REWORK                  3   10   EA   $   [*]

     1650-14-387-2620
     ACTUATOR CYLINDER
     P/N 19575-101

     TEST/EVALUATION  $   [*] EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N    NOMENCLATURE

     18789-100  HOSE ASSY              $      [*] EA
     18790-100  HOSE ASSY              $      [*] EA
     18791-100  HOSE ASSY              $      [*] EA
     19640  BALL FITTING ASSY          $      [*] EA
     19713  BUSHING                    $      [*] EA
     19716-100  HOUSING ASSY           $      [*] EA
     19716-100  HOUSING ASSY           $      [*] EA RECOVERED IAW C-3.2.4.3
     19727  PISTON                     $      [*] EA
     19731  CLAW                       $      [*] EA
     19880  HARNESS CABLE              $      [*] EA

                                  Page 22
                                  DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                             MIN  MAX          UNIT
CLIN SUPPLIES/SERVICES       QTY  QTY  UNIT    PRICE

 64  REWORK                   2   25    EA   $      [*]
     OVERHAUL/MODIFY          3   30    EA   $      [*]
     *REPLACE LINER ONLY      1   15    EA   $      [*]

     1650-14-383-0795        OVERHAUL AND MODIFY TO:
     PUMP, SELF REGULATING   1650-14-463-8804
     P/N C24160022           P/N C24160022-1

     TEST/EVALUATION  $   [*] EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N        NOMENCLATURE

     A81953-2   END FITTING            $      [*] EA
     GA70926-1  SWASH PLATE ASSY       $      [*] EA
     GA70657-2  BLOCK ASSY             $      [*] EA

*See Section C, Paragraph C-3.2.4.4.1

 65  REWORK                  3    35    EA   $      [*]
     OVERHAUL                1    15    EA   $      [*]
     *REPLACE LINER ONLY     1    15    EA   $      [*]

     1650-14-463-8804
     PUMP, SELF REGULATING
     P/N C24160022-1

     TEST/EVALUATION  $ [*] EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N        NOMENCLATURE

     A81953-2   END FITTING            $      [*] EA
     GA70926-1  SWASH PLATE ASSY       $      [*] EA
     GA70657-2  BLOCK ASSY             $      [*] EA

*See Section C, Paragraph C-3.2.4.4.1

                                  Page 23
                                  DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                             MIN  MAX          UNIT
CLIN SUPPLIES/SERVICES       QTY  QTY  UNIT    PRICE

 66  MODIFY/OVERHAUL          1   17   EA   $      [*]

     1650-14-397-0762        MODIFY TO:
     SERVO CONTROL           1650-14-451-4636
     P/N SC8031-1            P/N SC8033-1

     TEST/EVALUATION  $ [*]  EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N     NOMENCLATURE

     800600  FILTER               $      [*] EA
     801271  BODY                 $      [*] EA
     802170  CIRCUIT BOARD        $      [*] EA
     807763  SWITCH               $      [*] EA

 67  REWORK                  5    21   EA   $      [*]
     OVERHAUL                1    20   EA   $      [*]

     1650-14-451-4636
     SERVO CONTROL
     P/N SC8033-1

     TEST/EVALUATION  $ [*]  EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N     NOMENCLATURE

     800600  FILTER               $      [*] EA
     801271  BODY                 $      [*] EA
     802170  CIRCUIT BOARD        $      [*] EA
     807763  SWITCH               $      [*] EA

                                  Page 24
                                  DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                             MIN  MAX          UNIT
CLIN SUPPLIES/SERVICES       QTY  QTY  UNIT    PRICE

 68  MODIFY/OVERHAUL          1   20   EA   $      [*]

     1650-14-397-0763        MODIFY TO:
     SERVO CONTROL           1650-14-448-1729
     P/N SC8032-1            P/N SC8034-1

     TEST/EVALUATION  $ [*]  EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N     NOMENCLATURE

     800600  FILTER               $      [*] EA
     801271  BODY                 $      [*] EA
     801400  CUP ASSEMBLY         $      [*] EA
     802170  CIRCUIT BOARD        $      [*] EA
     807763  SWITCH               $      [*] EA

 69  REWORK                  1    10   EA   $      [*]
     OVERHAUL                1    10   EA   $      [*]

     1650-14-448-1729
     SERVO CONTROL
     P/N SC8034-1

     TEST/EVALUATION  $ [*]  EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N     NOMENCLATURE

     800600  FILTER               $      [*] EA
     801271  BODY                 $      [*] EA
     801400  CUP ASSEMBLY         $      [*] EA
     802170  CIRCUIT BOARD        $      [*] EA
     807763  SWITCH               $      [*] EA

                                  Page 25
                                  DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                                                           UNIT
CLIN SUPPLIES/SERVICES                     QTY   UNIT      PRICE

 74  LABOR RATE:  UNUSUAL DAMAGE            1    LT   Not separately priced
     IAW Section C, Paragraph C-3.5
     and Section H, Paragraph H-6
     HOURLY RATE  $ [*]

 75  LABOR RATE:  TECHNICAL SUPPORT         1    LT   Not separately priced
     SERVICES
     IAW Section C, Paragraph C-3.7
     and Section H, Paragraph H-6
     HOURLY RATE  $ [*]

 76  LABOR RATE:  PRODUCT IMPROVEMENT/      1   LT    Not separately priced
     ENGINEERING CHANGE PROPOSAL
     IAW Section C, Paragraph C-3.8
     and Section H, Paragraph H-6
     HOURLY RATE  $ [*]

 77  LABOR RATE:  SERVICE BULLETINS         1   LT    Not separately priced
     IAW Section C, Paragraph C-3.10
     and Section H, Paragraph H-6
     HOURLY RATE  $ [*]

 78  PUBLICATIONS/UPDATES
     IAW Section C, Paragraph C-3.12        1   LT    Not separately priced

 79  AVIATION COMPUTERIZED MAINTENANCE
     SYSTEM (ACMS) forms IAW Section H,
     Paragraph H-1                          1   LT    Not separately priced

 80  Failure Data Report
     IAW Section F, Paragraph F-4           1   LT    Not separately priced

 81  Replacement Parts Listing
     IAW SECTION C, PARAGRAPH C-3.4         1   LT    Not separately priced

 82  Standard Form 294, SUBCONTRACTING
     REPORT FOR INDIVIDUAL CONTRACTS
     IAW FAR 52.219-9 in Section I          1   LT    Not separately priced

 83  Standard Form 295,
     SUMMARY SUBCONTRACT REPORT
     IAW FAR 52.219-9 in Section I          1   LT  Not separately priced

 84  Government Property Report IAW
     TAR 1252.245-70 in Section I           1   LT  Not separately priced

                                  Page 26
                                  DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

     OPTION YEAR THREE:
     DATE OF OPTION EXERCISE THROUGH ONE YEAR FROM DATE OF OPTION

                             MIN  MAX          UNIT
CLIN SUPPLIES/SERVICES       QTY  QTY  UNIT    PRICE

 85  REWORK                   5   30   EA   $     [*]

     1620-14-459-0511
     LEG, LH MAIN LG
     P/N 18785-100-05

     TEST/EVALUATION  $ [*]  EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N    NOMENCLATURE

     17975  CONTACTOR UNIT ASSY         $      [*] EA
     18802  UNION                       $      [*] EA
     18965-000-01  LH HOUSING           $      [*] EA
     18965-000-01  LH HOUSING           $      [*] EA RECOVERED IAW C-3.2.4.1
     18979  SHAFT                       $      [*] EA
     18980  SHAFT                       $      [*] EA
     18981  SWIVEL PIN                  $      [*] EA
     18989-000-01  JACK                 $      [*] EA
     19217  CABLE                       $      [*] EA
     19828-100  FLEX HOSE               $      [*] EA
     20529-100  HOSE                    $      [*] EA
     24079-000-00  SINGLE PIECE BEARING $      [*] EA

                                  Page 27
                                  DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                             MIN  MAX          UNIT
CLIN SUPPLIES/SERVICES       QTY  QTY  UNIT    PRICE

 86  REWORK                   5   40   EA   $   [*]

     1620-14-462-8049
     LEG, RH MAIN LG
     P/N 18786-100-05

     TEST/EVALUATION  $ [*]  EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N    NOMENCLATURE
     17975  CONTACTOR UNIT ASSY         $      [*] EA
     18130  ROLLER                      $      [*] EA
     18802  UNION                       $      [*] EA
     18966-000-01  RH HOUSING           $      [*] EA
     18966-000-01  RH HOUSING           $      [*] EA RECOVERED IAW C-3.2.4.1
     18979  SHAFT                       $      [*] EA
     18980  SHAFT                       $      [*] EA
     18981  SWIVEL PIN                  $      [*] EA
     18989-000-01  JACK                 $      [*] EA
     19217  CABLE                       $      [*] EA
     19828-100  FLEX HOSE               $      [*] EA
     20529-100  HOSE                    $      [*] EA
     24079-000-00  SINGLE PIECE BEARING $      [*] EA

 87  REWORK                   5   35    EA   $    [*]

     1620-14-459-0514
     AUX LANDING GEAR
     P/N 18740-100-07
         OR
     P/N 18740-100-06

     TEST/EVALUATION  $ [*]  EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N       NOMENCLATURE
     18880-000-02  HOUSING             $      [*] EA
     18907-000-01  UPPER BEARING       $      [*] EA
     18921-000-01  BEARING POST        $      [*] EA
     18922  PISTON TUBE                $      [*] EA
     18926  LOWER BEARING              $      [*] EA
     18928  LEVER PISTON SHAFT         $      [*] EA
     18932-000-01  LOWER BEARING       $      [*] EA
     19010  SHAFT                      $      [*] EA
     19324  AXLE                       $      [*] EA
     19465  YOKE                       $      [*] EA

                                  Page 28
                                  DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                             MIN  MAX          UNIT
CLIN SUPPLIES/SERVICES       QTY  QTY  UNIT    PRICE

 88   MODIFY/REWORK           1    5    EA   $   [*]

     1620-14-459-0514        MODIFY TO:
     AUX LANDING GEAR
     P/N 18740-100-04        P/N 18740-100-07

     TEST/EVALUATION  $ [*] EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N       NOMENCLATURE

     18880-000-02  HOUSING             $      [*] EA
     18907-000-01  UPPER BEARING       $      [*] EA
     18921-000-01  BEARING POST        $      [*] EA
     18922  PISTON TUBE                $      [*] EA
     18926  LOWER BEARING              $      [*] EA
     18928  LEVER PISTON SHAFT         $      [*] EA
     18932-000-01  LOWER BEARING       $      [*] EA
     19010  SHAFT                      $      [*] EA
     19324  AXLE                       $      [*] EA
     19465  YOKE                       $      [*] EA

 89  MODIFY/REWORK           1    5    EA   $   [*]

     1620-14-386-4447        MODIFY TO:
     AUX LANDING GEAR        1620-14-459-0514
     P/N 18740-100-01        P/N 18740-100-07

     TEST/EVALUATION  $ [*] EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N    NOMENCLATURE

     18880-000-02  HOUSING             $      [*] EA
     18907-000-01  UPPER BEARING       $      [*] EA
     18921-000-01  BEARING POST        $      [*] EA
     18922  PISTON TUBE                $      [*] EA
     18926  LOWER BEARING              $      [*] EA
     18928  LEVER PISTON SHAFT         $      [*] EA
     18932-000-01  LOWER BEARING       $      [*] EA
     19010  SHAFT                      $      [*] EA
     19324  AXLE                       $      [*] EA
     19465  YOKE                       $      [*] EA

                                  Page 29
                                  DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                             MIN  MAX          UNIT
CLIN SUPPLIES/SERVICES       QTY  QTY  UNIT    PRICE

 90  REWORK                   3    25   EA   $   [*]

     1650-14-043-0964
     ACTUATOR CYLINDER
     P/N 19570-101

     TEST/EVALUATION  $ [*]  EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N    NOMENCLATURE

     17946  BUSHING               $      [*] EA
     18787-100  HOSE ASSY         $      [*] EA
     18788-100  HOSE ASSY         $      [*] EA
     18789-100  HOSE ASSY         $      [*] EA
     19640  BALL FITTING ASSY     $      [*] EA
     19645  BODY ASSY             $      [*] EA
     19645  BODY ASSY             $      [*] EA RECOVERED IAW C-3.2.4.3
     19713  BUSHING               $      [*] EA
     19727  PISTON                $      [*] EA
     19731  CLAW                  $      [*] EA
     19870  HARNESS CABLE         $      [*] EA

 91  REWORK                   3   10   EA   $   [*]

     1650-14-387-2620
     ACTUATOR CYLINDER
     P/N 19575-101

     TEST/EVALUATION  $ [*]  EA

     SEPARATELY PRICED REPLACEMENT PARTS:

     P/N   NOMENCLATURE

     18789-100  HOSE ASSY         $      [*] EA
     18790-100  HOSE ASSY         $      [*] EA
     18791-100  HOSE ASSY         $      [*] EA
     19640  BALL FITTING ASSY     $      [*] EA
     19713  BUSHING               $      [*] EA
     19716-100  HOUSING ASSY      $      [*] EA
     19716-100  HOUSING ASSY      $      [*] EA RECOVERED IAW C-3.2.4.3
     19727  PISTON                $      [*] EA
     19731  CLAW                  $      [*] EA
     19880  HARNESS CABLE         $      [*] EA

                                                      Page 30
                                                      DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                                       MIN   MAX           UNIT
 CLIN SUPPLIES/SERVICES                QTY   QTY  UNIT     PRICE

  92  REWORK                            2    25    EA    $      [*]
      OVERHAUL/MODIFY                   3    30    EA    $      [*]
      *REPLACE LINER ONLY               1    15    EA    $      [*]

      1650-14-383-0795                 OVERHAUL AND MODIFY TO:
      PUMP, SELF REGULATING            1650-14-463-8804
      P/N C24160022                    P/N C24160022-1

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      A81953-2       END FITTING          $      [*] EA
      GA70926-1      SWASH PLATE ASSY     $      [*] EA
      GA70657-2      BLOCK ASSY           $      [*] EA

*See Section C, Paragraph C-3.2.4.4.1


  93  REWORK                            3    35    EA    $      [*]
      OVERHAUL                          1    20    EA    $      [*]
      *REPLACE LINER ONLY               1    20    EA    $      [*]

      1650-14-463-8804
      PUMP, SELF REGULATING
      P/N C24160022-1

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      A81953-2       END FITTING          $      [*] EA
      GA70926-1      SWASH PLATE ASSY     $      [*] EA
      GA70657-2      BLOCK ASSY           $      [*] EA

*See Section C, Paragraph C-3.2.4.4.1

                                                      Page 31
                                                      DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                                       MIN   MAX           UNIT
 CLIN SUPPLIES/SERVICES                QTY   QTY  UNIT     PRICE


  94  MODIFY/OVERHAUL                   1    18    EA    $      [*]

      1650-14-397-0762                 MODIFY TO:
      SERVO CONTROL                    1650-14-451-4636
      P/N SC8031-1                     P/N SC8033-1

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      800600         FILTER               $      [*] EA
      801271         BODY                 $      [*] EA
      802170         CIRCUIT BOARD        $      [*] EA
      807763         SWITCH               $      [*] EA


  95  REWORK                            5    20    EA    $      [*]
      OVERHAUL                          1    20    EA    $      [*]

      1650-14-451-4636
      SERVO CONTROL
      P/N SC8033-1

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      800600         FILTER               $      [*] EA
      801271         BODY                 $      [*] EA
      802170         CIRCUIT BOARD        $      [*] EA
      807763         SWITCH               $      [*] EA

                                                      Page 32
                                                      DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                                       MIN   MAX           UNIT
 CLIN SUPPLIES/SERVICES                QTY   QTY  UNIT     PRICE

  96  MODIFY/OVERHAUL                   0     7    EA    $    [*]

      1650-14-397-0763                 MODIFY TO:
      SERVO CONTROL                    1650-14-448-1729
      P/N SC8032-1                     P/N SC8034-1

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      800600         FILTER               $      [*] EA
      801271         BODY                 $      [*] EA
      801400         CUP ASSEMBLY         $      [*] EA
      802170         CIRCUIT BOARD        $      [*] EA
      807763         SWITCH               $      [*] EA


  97  REWORK                            3    20    EA    $      [*]
      OVERHAUL                          3    20    EA    $      [*]

      1650-14-448-1729
      SERVO CONTROL
      P/N SC8034-1

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      800600         FILTER               $      [*] EA
      801271         BODY                 $      [*] EA
      801400         CUP ASSEMBLY         $      [*] EA
      802170         CIRCUIT BOARD        $      [*] EA
      807763         SWITCH               $      [*] EA

                                                      Page 33
                                                      DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                                                                 UNIT
 CLIN  SUPPLIES/SERVICES                    QTY   UNIT           PRICE

  102  LABOR RATE:  UNUSUAL DAMAGE           1     LT     Not separately priced
       IAW Section C, Paragraph C-3.5
       and Section H, Paragraph H-6
        HOURLY RATE  $ [*]

  103  LABOR RATE:  TECHNICAL SUPPORT        1     LT     Not separately priced
       SERVICES
       IAW Section C, Paragraph C-3.7
       and Section H, Paragraph H-6
        HOURLY RATE  $ [*]

  104  LABOR RATE:  PRODUCT IMPROVEMENT/     1     LT     Not separately priced
       ENGINEERING CHANGE PROPOSAL
       IAW Section C, Paragraph C-3.8
       and Section H, Paragraph H-6
        HOURLY RATE  $ [*]

  105  LABOR RATE:  SERVICE BULLETINS        1     LT     Not separately priced
       IAW Section C, Paragraph C-3.10
       and Section H, Paragraph H-6
        HOURLY RATE  $ [*]

  106  PUBLICATIONS/UPDATES
       IAM Section C, Paragraph C-3.12       1     LT     Not separately priced

  107  AVIATION COMPUTERIZED MAINTENANCE
       SYSTEM (ACMS) forms IAW Section H,
       Paragraph H-1                         1     LT     Not separately priced

  108  Failure Data Report
       IAW Section F, Paragraph F-4          1     LT     Not separately priced

  109  Replacement Parts Listing
       IAW SECTION C, PARAGRAPH C-3.4        1     LT     Not separately priced

  110  Standard Form 294, SUBCONTRACTING
       REPORT FOR INDIVIDUAL CONTRACTS
       IAW FAR 52.219-9 in Section I         1     LT     Not separately priced

  111  Standard Form 295,
       SUMMARY SUBCONTRACT REPORT
       IAW FAR 52.219-9 in Section I         1     LT     Not separately priced

  112  Government Property Report IAW
       TAR 1252.245-70 in Section I          1     LT     Not separately priced

                                                      Page 34
                                                      DTCG38-95-D-20018

B-1. CONTRACT LINE ITEMS. (Cont'd)

     OPTION YEAR FOUR:
      DATE OF OPTION EXERCISE THROUGH ONE YEAR FROM DATE OF OPTION

                                       MIN   MAX           UNIT
 CLIN SUPPLIES/SERVICES                QTY   QTY  UNIT     PRICE

  113 REWORK                            5    30    EA    $    [*]

      1620-14-459-0511
      LEG, LH MAIN LG
      P/N 18785-100-05

      TEST/EVALUATION  $ [*] EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      17975          CONTACTOR UNIT ASSY  $      [*] EA
      18802          UNION                $      [*] EA
      18965-000-01   LH HOUSING           $      [*] EA
      18965-000-01   LH HOUSING           $      [*] EA RECOVERED IAW C-3.2.4.1
      18979          SHAFT                $      [*] EA
      18980          SHAFT                $      [*] EA
      18981          SWIVEL PIN           $      [*] EA
      18989-000-01   JACK                 $      [*] EA
      19217          CABLE                $      [*] EA
      19828-100      FLEX HOSE            $      [*] EA
      20529-100      HOSE                 $      [*] EA
      24079-000-00   SINGLE PIECE BEARING $      [*] EA

                                                      Page 35
                                                      DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                                       MIN   MAX           UNIT
 CLIN SUPPLIES/SERVICES                QTY   QTY  UNIT     PRICE

  114 REWORK                            5    40    EA    $    [*]

      1620-14-462-8049
      LEG, RH MAIN LG
      P/N 18786-100-05

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE
      17975          CONTACTOR UNIT ASSY  $      [*] EA
      18130          ROLLER               $      [*] EA
      18802          UNION                $      [*] EA
      18966-000-01   RH HOUSING           $      [*] EA
      18966-000-01   RH HOUSING           $      [*] EA RECOVERED IAW C-3.2.4.1
      18979          SHAFT                $      [*] EA
      18980          SHAFT                $      [*] EA
      18981          SWIVEL PIN           $      [*] EA
      18989-000-01   JACK                 $      [*] EA
      19217          CABLE                $      [*] EA
      19828-100      FLEX HOSE            $      [*] EA
      20529-100      HOSE                 $      [*] EA
      24079-000-00   SINGLE PIECE BEARING $      [*] EA


  115  REWORK                           5    35    EA    $   [*]

      1620-14-459-0514
      AUX LANDING GEAR
      P/N 18740-100-07
             OR
      P/N 18740-100-06

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE
      18880-000-02   HOUSING              $      [*] EA
      18907-000-01   UPPER BEARING        $      [*] EA
      18921-000-01   BEARING POST         $      [*] EA
      18922          PISTON TUBE          $      [*] EA
      18926          LOWER BEARING        $      [*] EA
      18928          LEVER PISTON SHAFT   $      [*] EA
      18932-000-01   LOWER BEARING        $      [*] EA
      19010          SHAFT                $      [*] EA
      19324          AXLE                 $      [*] EA
      19465          YOKE                 $      [*] EA

                                                      Page 36
                                                      DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                                       MIN   MAX            UNIT
 CLIN SUPPLIES/SERVICES                QTY   QTY   UNIT     PRICE

  116 MODIFY/REWORK                     1     5     EA    $   [*]

      1620-14-459-0514                 MODIFY TO:
      AUX LANDING GEAR
      P/N 18740-100-04                 P/N 18740-100-07

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      18880-000-02   HOUSING              $      [*] EA
      18907-000-01   UPPER BEARING        $      [*] EA
      18921-000-01   BEARING POST         $      [*] EA
      18922          PISTON TUBE          $      [*] EA
      18926          LOWER BEARING        $      [*] EA
      18928          LEVER PISTON SHAFT   $      [*] EA
      18932-000-01   LOWER BEARING        $      [*] EA
      19010          SHAFT                $      [*] EA
      19324          AXLE                 $      [*] EA
      19465          YOKE                 $      [*] EA


  117 MODIFY/REWORK                     1    5     EA    $  [*]

      1620-14-386-4447                 MODIFY TO:
      AUX LANDING GEAR                 1620-14-459-0514
      P/N 18740-100-01                 P/N 18740-100-07

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      18880-000-02   HOUSING              $      [*] EA
      18907-000-01   UPPER BEARING        $      [*] EA
      18921-000-01   BEARING POST         $      [*] EA
      18922          PISTON TUBE          $      [*] EA
      18926          LOWER BEARING        $      [*] EA
      18928          LEVER PISTON SHAFT   $      [*] EA
      18932-000-01   LOWER BEARING        $      [*] EA
      19010          SHAFT                $      [*] EA
      19324          AXLE                 $      [*] EA
      19465          YOKE                 $      [*] EA

                                                      Page 37
                                                      DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                                       MIN   MAX           UNIT
 CLIN SUPPLIES/SERVICES                QTY   QTY  UNIT     PRICE

  118 REWORK                            3    25    EA    $   [*]

      1650-14-043-0964
      ACTUATOR CYLINDER
      P/N 19570-101

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      17946          BUSHING              $      [*] EA
      18787-100      HOSE ASSY            $      [*] EA
      18788-100      HOSE ASSY            $      [*] EA
      18789-100      HOSE ASSY            $      [*] EA
      19640          BALL FITTING ASSY    $      [*] EA
      19645          BODY ASSY            $      [*] EA
      19645          BODY ASSY            $      [*] EA RECOVERED IAW C-3.2.4.3
      19713          BUSHING              $      [*] EA
      19727          PISTON               $      [*] EA
      19731          CLAW                 $      [*] EA
      19870          HARNESS CABLE        $      [*] EA


  119  REWORK                           3    10    EA    $   [*]

      1650-14-387-2620
      ACTUATOR CYLINDER
      P/N 19575-101

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      18789-100      HOSE ASSY            $      [*] EA
      18790-100      HOSE ASSY            $      [*] EA
      18791-100      HOSE ASSY            $      [*] EA
      19640          BALL FITTING ASSY    $      [*] EA
      19713          BUSHING              $      [*] EA
      19716-100      HOUSING ASSY         $      [*] EA
      19716-100      HOUSING ASSY         $      [*] EA RECOVERED IAW C-3.2.4.3
      19727          PISTON               $      [*] EA
      19731          CLAW                 $      [*] EA
      19880          HARNESS CABLE        $      [*] EA

                                                      Page 38
                                                      DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                                       MIN   MAX           UNIT
 CLIN SUPPLIES/SERVICES                QTY   QTY  UNIT     PRICE

  120 REWORK                            1    10    EA    $      [*]
      OVERHAUL/MODIFY                   2    30    EA    $      [*]
      *REPLACE LINER ONLY               1    10    EA    $      [*]

      1650-14-383-0795                 OVERHAUL AND MODIFY TO:
      PUMP, SELF REGULATING            1650-14-463-8804
      P/N C24160022                    P/N C24160022-1

      TEST/EVALUATION  $ [*] EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      A81953-2       END FITTING          $      [*] EA
      GA70926-1      SWASH PLATE ASSY     $      [*] EA
      GA70657-2      BLOCK ASSY           $      [*] EA

*See Section C, Paragraph C-3.2.4.4.1


  121 REWORK                            3    35    EA    $      [*]
      OVERHAUL                          2    30    EA    $      [*]
      *REPLACE LINER ONLY               1    25    EA    $      [*]

      1650-14-463-8804
      PUMP, SELF REGULATING
      P/N C24160022-1

      TEST/EVALUATION  $ [*]  EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      A81953-2       END FITTING          $      [*] EA
      GA70926-1      SWASH PLATE ASSY     $      [*] EA
      GA70657-2      BLOCK ASSY           $      [*] EA

 *See Section C, Paragraph C-3.2.4.4.1

                                                      Page 39
                                                      DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)


                                       MIN   MAX           UNIT
 CLIN SUPPLIES/SERVICES                QTY   QTY  UNIT     PRICE

  122 MODIFY/OVERHAUL                   0     1    EA    $     [*]

      1650-14-397-0762                 MODIFY TO:
      SERVO CONTROL                    1650-14-451-4636
      P/N SC8031-1                     P/N SC8033-1

      TEST/EVALUATION  $ [*] EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      800600         FILTER               $      [*] EA
      801271         BODY                 $      [*] EA
      802170         CIRCUIT BOARD        $      [*] EA
      807763         SWITCH               $      [*] EA


  123 REWORK                            1    30    EA    $      [*]
      OVERHAUL                          1    30    EA    $      [*]

      1650-14-451-4636
      SERVO CONTROL
      P/N SC8033-1

      TEST/EVALUATION  $ [*] EA

      SEPARATELY PRICED REPLACEMENT PARTS:

      P/N            NOMENCLATURE

      800600         FILTER               $      [*] EA
      801271         BODY                 $      [*] EA
      802170         CIRCUIT BOARD        $      [*] EA
      807763         SWITCH               $      [*] EA

                                       Page 40
                                       DTCG38-95-D-20018

B-1.   CONTRACT LINE ITEMS. (Cont'd)

                                           MIN   MAX           UNIT
 CLIN  SUPPLIES/SERVICES                   QTY   QTY  UNIT     PRICE

  124  MODIFY/OVERHAUL                      0     2    EA   $   [*]

       1650-14-397-0763                     MODIFY TO:
       SERVO CONTROL                        1650-14-448-1729
       P/N SC8032-1                         P/N SC8034-1

       TEST/EVALUATION  S [*]  EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N     NOMENCLATURE

       800600  FILTER                       $      [*] EA
       801271  BODY                         $      [*] EA
       801400  CUP ASSEMBLY                 $      [*] EA
       802170  CIRCUIT BOARD                $      [*] EA
       807763  SWITCH                       $      [*] EA

  125  REWORK                                3    22    EA   $      [*]
       OVERHAUL                              3    22    EA   $      [*]

       1650-14-448-1729
       SERVO CONTROL
       P/N SC8034-1

       TEST/EVALUATION  $ [*] EA

       SEPARATELY PRICED REPLACEMENT PARTS:

       P/N     NOMENCLATURE

       800600  FILTER                       $      [*] EA
       801271  BODY                         $      [*] EA
       801400  CUP ASSEMBLY                 $      [*] EA
       802170  CIRCUIT BOARD                $      [*] EA
       807763  SWITCH                       $      [*] EA

                                        Page 41
                                        DTCG38-95-D-20018

B-1.  CONTRACT LINE ITEMS. (Cont'd)

                                                          UNIT
  CLIN SUPPLIES/SERVICES                    QTY  UNIT     PRICE

   130 LABOR RATE:  UNUSUAL DAMAGE           1   LT  Not separately priced
       IAW Section C, Paragraph C-3.5
       and Section H, Paragraph H-6
        HOURLY RATE  $ [*]

   131 LABOR RATE:  TECHNICAL SUPPORT        1   LT  Not separately priced
       SERVICES
       IAW Section C, Paragraph C-3.7
       and Section H, Paragraph H-6
        HOURLY RATE  $ [*]

  132  LABOR RATE:  PRODUCT IMPROVEMENT/     1   LT  Not separately priced
       ENGINEERING CHANGE PROPOSAL
       IAW Section C, Paragraph C-3.8
       and Section H, Paragraph H-6
        HOURLY RATE  $ [*]

  133  LABOR RATE:  SERVICE BULLETINS        1   LT  Not separately priced
       IAW Section C, Paragraph C-3.10
       and Section H, Paragraph H-6
        HOURLY RATE  $ [*]

  134  PUBLICATIONS/UPDATES
       IAW Section C, Paragraph C-3.12       1   LT  Not separately priced

  135  AVIATION COMPUTERIZED MAINTENANCE
       SYSTEM (ACMS) forms IAW Section H,
       Paragraph H-1                         1   LT  Not separately priced

  136  Failure Data Report
       IAW Section F, Paragraph F-4          1   LT  Not separately priced

  137  Replacement Parts Listing
       IAW SECTION C, PARAGRAPH C-3.4        1   LT  Not separately priced

  138  Standard Form 294, SUBCONTRACTING
       REPORT FOR INDIVIDUAL CONTRACTS
       IAW FAR 52.219-9 in Section I         1   LT  Not separately priced

  139  Standard Form 295,
       SUMMARY SUBCONTRACT REPORT
       IAW FAR 52.219-9 in Section I         1   LT  Not separately priced

  140  Government Property Report IAW
       TAR 1252.245-70 in Section I          1   LT  Not separately priced

                                        Page 42
                                        DTCG38-95-D-20018

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-1  SCOPE.

The HH-65A components to be reworked/overhauled/modified under this contract are not life limited. They are removed and reworked as an on condition item or at scheduled overhaul intervals. The requirement exists to rework/overhaul/modify unserviceable components and return them to Ready-For-Issue (RFI) condition, provide technical support services, support product improvement efforts, modify components per service bulletins, and provide updates to Component Maintenance Manuals (CMM). Work under this contract shall be performed at the contractor's facility or U. S. Coast Guard approved subcontractor facility.

C-1.1 Background. The HH-65A (Dolphin) helicopter entered the Coast Guard inventory in 1984 as a replacement for the H-52. The search and rescue mission, for which the HH-65A is used, is primarily around salt water, at low altitude; therefore, the components are subject to corrosion.

C-1.2  Original Equipment Manufacturers (OEM):

       CAGE               OEM                                   *ITEM
       ----               ---                                    ----

       F0189   Eram-Etudes Realisations                        1 - 7
               Accessorires Mecaniques
               153 Rue de Noisy Le Sec
               93260 Les Lilas France

       F6137   Messier-Hispano Bugatti                         8 - 9
               SA B P 113
               92124 Montrouge Cedex France

       F1688   Samm/STE D Applications Des                    10 - 14
               Machines Motrices/SA Dpt
               Hydraulique 224 Quai de Stalingrad
               92130 Issy Les Moulineaux France

       F6103   D B A Div Air Equipement                       15 - 17
               98 Boulevard Victor Hugo
               92115 Clichy France

*Includes respective option years.

C-1.3 Precedence. In the event of conflict between OEM technical specifications/rework procedures and other technical specifications/procedures, the order of precedence is as follows:

C-1.3.1 Coast Guard/Aircraft Repair and Supply Center (ARSC) specifications and procedures.

C-1.3.2  OEM specifications and procedures.

C-1.3.3  Other

                                        Page 43
                                        DTCG38-95-D-20018

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-2.  APPLICABLE DOCUMENTS.

C-2.1  Industry Specifications.

C-2.1.1 OEM specifications and procedures applicable to the components listed in Section B. NOTE: Documents are not available from the Government.

C-2.2  Military Specifications.

C-2.2.1 MIL-I-45208A, Quality Program Requirements, dated 16 Dec 63, with Amendment 1 dated 24 Jul 81.

C-2.2.2  MIL-P-116J, Preservation Methods, dated 29 Sep 89.

C-2.3  Military Standards

C-2.3.1  MIL-STD-129M, Marking for Shipment and Storage, dated 15 Jun 93.

C-2.4  Other Military Documents.

C-2.4.1 NAVAIR 01-1A-509 (AFTO 1/1/691), Aircraft Weapons Systems Cleaning and Corrosion Control, dated 1 Jan 92.

C-2.5 Source of Government Documents. See Section L - Instructions, Conditions and Notices to Offerors.

C-3.  REQUIREMENTS.

C-3.1  General.

C-3.1.1  The contractor shall possess a current Federal Aviation Administration
(FAA) Repair Station Certificate and be certified by the OEM for the performance of work required by this statement of work. See Section L, Paragraph L-8.

C-3.1.2 The contractor must have access to the most current required maintenance, rework, and overhaul manuals to insure that the components are reworked/overhauled and operating in accordance with the applicable CMM, and OEM's current specifications and procedures.

C-3.1.3 All rework, overhaul, modification, and inspection of components shall be done in accordance with the manufacturer's most current procedures as modified by ARSC Engineering. Replacement parts requirements have been modified for the Servo Controls, Section B item numbers 10 - 14, and respective option years (see Section J, Attachment 4). In all cases the rework, overhaul, modification, inspection, and test procedures must meet or exceed manufacturer's specifications, except where specifically noted herein.

                                        Page 44
                                        DTCG38-95-D-20018

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-3. REQUIREMENTS. (Cont'd)

C-3.1.4 The Coast Guard reserves the right to review and modify all rework, overhaul, modification, inspection, and test procedures to make them more suitable to the Coast Guard environment. The Coast Guard shall be advised within 15 working days of any changes to manufacturer's procedures. Any such modification after contract award will be in accordance with FAR clause 52.243-1 Alternate II, entitled, "Changes - Fixed-Price." The Coast Guard reserves the right to waive any specification.

C-3.2  Major Tasks.

C-3.2.1 Components shall be reworked/overhauled/modified for the specific fault(s) for which they were returned. DD Form 1577-2, Unserviceable (Repairable) Tag-Material, or Department of Transportation, USCG, CG-1577-A (11-90), Unsatisfactory Report Tag, will be attached to each Non-RFI component describing faults. The contractor shall perform a visual and technical inspection in accordance with the applicable CMM and correct all additional deficiencies found. This shall include replacement of broken parts and the removal of any foreign matter or corrosion.

C-3.2.2 The contractor shall provide all necessary parts, material, labor, tooling, test equipment and facilities to evaluate, rework, overhaul, and modify, as required, the following components:

NOMENCLATURE      NSNPART NUMBER    REWORK/OVERHAUL
------------      --------------    ---------------

Main Landing Gear 1620-14-459-0511  18785-100-05  On Condition
Leg, LH

Main Landing Gear 1620-14-462-8049  18786-100-05  On Condition
Leg, RH

Auxiliary Landing 1620-14-459-0514  18740-100-07  On Condition
Gear              1620-14-SR1-1681  18740-100-04
                  1620-14-386-4447  18740-100-01

Actuator         1650-14-043-0964  19570-101     On condition
Cylinder         1650-14-387-2620  19575-101

Self Regulating  1650-14-383-0795  C24160022      On Condition or 1000
Pump                                              Hour Liner Replace or
                                                  2000 Hour Overhaul

Servo Control    1650-14-397-0762  SC8031-1      On Condition or
                 1650-14-388-3431  8031A         3000 Hours Overhaul
                 1540-14-397-0763  SC8032-1
                 1650-14-388-3432  SC8032
                 1650-14-451-4636  SC8033-1
                 5930-12-328-3476  SC8034-1
                 1650-14-404-8798  SC7282

                                        Page 45
                                        DTCG38-95-D-20018

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-3.  REQUIREMENTS. (Cont'd)

NOMENCLATURE     NSN               PART NUMBER   REWORK/OVERHAUL
------------     ---               -----------   ---------------

Landing Gear     6110-14-401-5731  97168-100     On Condition
Regulator

Hydraulic        1620-14-406-3536  97166-300     On Condition
Regulator        6615-14-393-8808  97166-100

C-3.2.3 The following components, when received for rework, shall be overhauled when the Time-Since-Overhaul (TSO) is equal to or greater than 60% of the scheduled Time-Between-Overhaul (TBO) as shown below.

COMPONENT                 SCHEDULED TBO          TSO
---------                 -------------          ---

Self Regulating Pump       2000 Hours            1200 Hours for Rework
                                                 1440 Hours for Liner
                                                      Replacement
Servo Control              3000 Hours            1800 Hours

C-3.2.4 The following are tasks associated with the rework, overhaul, and/or modification effort for each component. This list is not intended to be all inclusive. The contractor shall determine the specific tasks necessary to meet current minimum functional performance and test specifications designated by the OEM for the component.

C-3.2.4.1 Leg, LH Main LG, P/N 18785-100-05 and Leg, RH Main LG, P/N 18786-100-05. Compliance with manufacturer's Service Bulletins (SB) and Service Letters (SL) is mandatory. Applicability is as follows:

        Messier-Eram -
         SL 32-10 - as necessary
         SL 32-12 - as necessary
         SB 024-32-012 - always required
         SB 024-32-013 - reference

C-3.2.4.2 Auxiliary Landing Gear, P/N 18740-100-07. Compliance with manufacturer's Service Bulletins (SB) and Service Letters (SL) is mandatory. Applicability is as follows:

        Messier-Eram -
         SB 024-32-001 - always required
         SB 024-32-002 - always required
         SB 024-32-003 - always required
         SB 024-32-006 - always required
         SB 024-32-009 - always required
         SB 024-32-011 - always required
         SB 024-32-015 - always required

                                        Page 46
                                        DTCG38-95-D-20018

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-3.  REQUIREMENTS. (Cont'd)

C-3.2.4.3 Actuator Cylinder, P/N 19570-101 and Actuator Cylinder, P/N 19575-101. Compliance with manufacturer's Service Bulletins (SB) and Service Letters (SL) is mandatory. Applicability is as follows:

          Messier-Eram SL 32-013 - as necessary

C-3.2.4.4  Self Regulating Pump, P/N C2416022

C-3.2.4.4.1 Self Regulating Pump, P/N C2416022 Liner Replacement. Pumps with Time-Since-Repair (TSR)/TSO ranging from 1000 to 1440 hours will be removed for the purpose of replacing the Liner, P/N A81222. The contractor shall disassemble and inspect each pump returned for liner replacement. After inspection, the contractor shall install a liner replacement kit consisting of the following parts:

                   Liner    P/N A81222  1 EA
                   Seal     P/N BT5-7   2 EA
                   Packing  P/N BT63-4  1 EA
                   Packing  P/N BT82-4  1 EA

After installation of the above kit, the contractor shall re-assemble and perform operational tests in accordance with the CMM on each pump. If failures unrelated to the liner replacement are discovered, the contractor shall request authorization to perform rework priced in Section B.

C-3.2.4.4.2  Application of SB 025-29-001 required during overhaul.

C-3.2.4.5 Servo Controls. All servo controls returned for rework/overhaul shall be upgraded to the large body configuration:
P/N SC8033-1 and SC8034-1.

C-3.2.4.5.1  Application of SBs 8033-67-39-01 and 8034-67-39-01 is required during overhaul, modification and rework. These SBs require the installation of stainless steel bearings.

C-3.2.5 During inspection and functional test, the presence of corrosion in a component shall constitute reason for a more thorough disassembly and inspection. Should corrosion be found, disassembly shall be made to the extent necessary to remove corrosion or replace the part, or parts, affected.

C-3.2.6 Corroded parts shall be replaced, except in those cases where removal of corrosion from a part will not impair efficiency or safe operation of the part. Corrosion removal and treatment of affected areas will be accomplished in accordance with manufacturer's specifications and NAVAIR 01-1A-509.

                                        Page 47
                                        DTCG38-95-D-20018

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-3.  REQUIREMENTS. (Cont'd)

C-3.2.7 The contractor shall make every effort to develop a rework procedure for component parts for which none exist. The contractor shall submit the procedure to the Coast Guard for approval prior to implementation. The contractor may be required to coordinate changes with the OEM.

C-3.2.8 Upon completion of rework and testing, the contractor shall clean reworked components in accordance with the applicable CMM instructions.

C-3.3 Replacement Parts. Parts found to be defective shall be replaced with parts meeting the manufacturer's specifications and drawings. Replacement parts shall be new. Parts shall be replaced as specified in the manufacturer's most current procedures as modified by ARSC Engineering. Replacement parts requirements have been modified for Servo Controls, Section B, Items 10 - 14, and respective option years (see Section J, Attachment 4). Prices provided in Section B shall be inclusive of all required replacement parts except as provided in Section H, Paragraph H-2, Exclusions.

C-3.3.1 Separately Priced Replacement Parts. During the course of this contract, the contractor may propose use of serviceable parts in lieu of new separately priced replacement parts subject to Contracting Officer approval. The price of any such part will be negotiated on a case by case basis.

C-3.4 Replacement Parts Listing. The contractor shall submit a listing of all replacement parts utilized in the rework/overhaul/modification procedure of each assembly/component. This listing shall be submitted with the contractor's invoice. The replacement parts listing must show assembly/component serial number, nomenclature, and replacement parts used, listed in numerical order.

C-3.5 Unusual Damage. Prices should not include components which indicate obvious misuse, cannibalization, or severe damage due to mishandling or crash damage. Components received with unusual damage shall be inspected, rework/overhaul/modification estimate determined, and authorization to proceed obtained from the Contracting Officer prior to commencement of work. The labor rate utilized in the estimate will be as specified in Section B. The contractor shall notify the Contracting Officer within 15 working days of receipt, when any component reflects unusual damage. If any material is determined by the Coast Guard to be scrap or beyond economical rework, the contractor will be given disposition instructions. The contractor will be reimbursed the firm fixed price for test and evaluation as specified in Section B.

                                        Page 48
                                        DTCG38-95-D-20018

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-3.  REQUIREMENTS. (Cont'd)

C-3.6  Test and Evaluation.  If, after visual and functional inspections, an item is found to meet manufacturer's minimum performance specifications, the contractor will be allowed the firm fixed price for test and evaluation. The Failure Data Report shall be prepared, indicating the Coast Guard's reported failure, and included with the returned component, as well as with the invoice.

C-3.7 Technical Support Services. The contractor shall provide engineering/customer support services for the items set forth in Section B. The Coast Guard may develop a requirement for additional technical support services in support of the Coast Guard's continuous quality improvement program. These requirements will be transmitted to the contractor in writing on a case by case basis. Upon receipt of a request for a quote for a specific task, the contractor shall prepare and submit to the Contracting Officer, a proposal of the hours associated with the performance task. The Government will utilize the labor rate specified in Section B to determine a final price. Specific deliverables will be identified on individual delivery orders.

C-3.8 Product Improvement Proposal (PIP)/Engineering Change Proposal (ECP). When the need for a PIP/ECP is identified by the Coast Guard, the contractor will be notified in accordance with FAR 52.243-1 Alternate II, Changes - Fixed-Price. The contractor shall submit a proposal to the Contracting Officer for an incremental charge to be assessed each time the PIP/ECP is incorporated into the component. The proposal shall contain a breakdown of material estimates. The labor rate will be as specified in Section B. Upon agreement of the price for incorporation of the PIP/ECP, the Contracting Officer will issue a supplemental agreement reflecting the incorporation of the approved PIP/ECP.
The contractor shall not incorporate approved PIP/ECPs prior to contract modification.

C-3.9 Value Engineering Change Proposals (VECP). The contractor is encouraged to develop, prepare, and submit VECPs voluntarily. The contractor will share in any net savings realized from accepted VECPs in accordance with the procedures outlined in FAR 52.248-1.

C-3.10 Service Bulletins. The contractor shall provide the Contracting Officer two copies of all service bulletins within 10 calendar days of receipt. The Contracting Officer will notify the contractor in writing of components requiring incorporation of mandatory or optional service bulletins. Upon receiving notice of a service bulletin, from the Contracting Officer, the contractor shall submit, within 30 calendar days, a detailed proposal which shall include a listing of replacement parts and/or materials required, the time needed to effect the modifications, an estimated price breakdown of each part, and the number of labor hours required. The Coast Guard will normally incorporate all mandatory service bulletins. The labor rate will be as specified in Section B.

                                        Page 49
                                        DTCG38-95-D-20018

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-3.  REQUIREMENTS. (Cont'd)

C-3.11 Aviation Computerized Maintenance System (ACMS). The contractor shall submit component repair tracking forms as specified in Section H, Paragraph H-l, Aviation Computerized Maintenance System (ACMS) Procedures.

C-3.12 Publications/Updates. The contractor, within 60 calendar days of contract award, shall provide the Coast Guard with an updated copy of all applicable OEM approved CMMs for components listed in Section B. The CMMs shall reflect the latest procedures used in the rework, overhaul, and modification of components. If during the course of reworking components, the contractor determines that current procedures detailed in the CMM, should be changed, two copies of recommended changes shall be submitted to the Coast Guard for review and approval/disapproval. The contractor shall continuously update all applicable CMMs during the life of the contract. Revisions to CMMs shall be submitted to the Coast Guard within 60 calendar days of receipt by the contractor.

C-4.  QUALITY ASSURANCE PROVISIONS.

C-4.1 Responsibility for Inspections and Tests. The contractor shall establish an Inspection System in accordance with MIL-I-45208A, Quality Program Requirements.

C-4.2 Inspections. After rework/overhaul/modification is complete each component shall be inspected/checked in accordance with procedures outlined in the applicable CMM.

C-4.3  Testing.  No deviations from test requirements are authorized.

C-5.  NOTES.

C-5.1  Definitions.

C-5.1.1 ON CONDITION. Rework of a component when some type of degradation or failure prevents it from performing in the desired manner.

C-5.1.2 QUALITY DEFICIENCY REPORT (QDR). The QDR (SF368) is a means of informing DOD and civilian supply sources of deficiencies in the products procured from them by ARSC. The QDR is usually the result of an Unsatisfactory Report of Aeronautical Equipment, CG Form 4010 (UR), received from a USCG Air Station, or initiated at ARSC.

                                                 Page 50
                                                 DTCG38-95-D-20018

SECTION D - PACKAGING AND MARKING

D-1.  PRESERVATION - PACKAGING - PACKING.

Each component shall be individually preserved, packaged, and packed (PPP). PPP shall be in accordance with MIL-P-116J, Method II, Submethod IIF. Quality conformance tests are not required. Humidity indicators are not required. For availability of this document see Section L, Paragraph L-3.

D-2.  MARKING INSTRUCTIONS.

Material shall be marked in accordance with Paragraph 4.5 of MIL-STD-129M, Marking for Shipment and Storage, dated 15 Jan 93. Accordingly, items of the same National Stock Number (NSN) shall be individually packaged and labeled with NSN, P/N, quantity, unit of issue, serial number, contract number, and delivery order number on the exterior of the shipping container.

                                                 Page 51
                                                 DTCG38-95-D-20018

SECTION E - INSPECTION AND ACCEPTANCE

E-1.  NOTICE - CLAUSES INCORPORATED BY REFERENCE.

The following contract clauses pertinent to this section are hereby incorporated by reference:

    FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

52.246-4           INSPECTION OF SERVICES -                            FEB 1992
                   FIXED-PRICE.

52.246-15          CERTIFICATE OF CONFORMANCE.                         APR 1984

E-2.  INSPECTION & ACCEPTANCE.

Inspection and acceptance of material under this contract shall be performed at destination by local Quality Assurance personnel, and consist of count and condition only.

ARSC considers components RFI upon acceptance. Components determined to be Non-RFI upon installation may be returned to the contractor as a Quality Deficiency Report item.

The contractor shall provide the necessary documentation as required in Section H, Paragraph H-8, Airworthiness.

E-3.  MATERIAL INSPECTION AND RECEIVING REPORT.

At the time of delivery of each component under this contract, the contractor shall prepare and furnish to the Contracting Officer a properly completed DD Form 250 Material Inspection and Receiving Report (MIRR). The DD Form 250 must include: Contract Number, Delivery Order Number, Nomenclature, NSN, P/N, Quantity, Unit of Issue, and Serial Number.

One copy of the DD Form 250, marked "Information Only", shall be sent as a packing slip with each shipment and affixed to the outside of the shipping container. The final billing DD Form 250 shall be sent to the address in Section G, Paragraph G-2, with a copy to the Contracting Officer.

                                                 Page 52
                                                 DTCG38-95-D-20018

SECTION F - DELIVERIES OR PERFORMANCE

F-1.  NOTICE - CLAUSES INCORPORATED BY REFERENCE.

The following contract clauses pertinent to this section are hereby incorporated by reference:

    FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

52.212-13          STOP-WORK ORDER.                                    AUG 1989

52.212-15          GOVERNMENT DELAY OF WORK.                           APR 1984

52.247-34          F.O.B. DESTINATION.                                 NOV 1991

52.247-54          DIVERSION OF SHIPMENT UNDER F.O.B.                  MAR 1989
                   DESTINATION CONTRACTS.

52.247-55          F.O.B. POINT FOR DELIVERY OF GOVERNMENT-            APR 1984
                   FURNISHED PROPERTY.

F-2.  DELIVERY SCHEDULE.

Delivery shall be according to the following schedule:

             SCOPE              CALENDAR DAYS AFTER
*CLIN       OF WORK         RECEIPT OF ORDER/COMPONENT
 ----        -------         --------------------------

  1         REWORK                     60

  2         REWORK                     60

  3         REWORK                     60

  4         MODIFY/REWORK              60

  5         MODIFY/REWORK              60

  6         REWORK                     45

  7         REWORK                     45

  8         REWORK                     45
            MODIFY/OVERHAUL            45
            REPLACE LINER ONLY         45

  9         REWORK                     45
            MODIFY/OVERHAUL            45
            REPLACE LINER ONLY         45

                                                  Page 53
                                                  DTCG38-95-D-20018

SECTION F - DELIVERIES OR PERFORMANCE

F-2.  DELIVERY SCHEDULE. (Cont'd)

            SCOPE                      CALENDAR DAYS AFTER
*CLIN       OF WORK                    RECEIPT OF ORDER/COMPONENT
-----       -------                    --------------------------
  10        MODIFY/OVERHAUL            45

  11        REWORK                     45
            OVERHAUL                   45

  12        MODIFY/OVERHAUL            45

  13        REWORK                     45
            OVERHAUL                   45

   23     Aviation Computerized Maintenance       With invoice
          Maintenance System (ACMS) Form

   24     Failure Data Report                     With invoice

   25     Replacement Parts Listing               With invoice

   26     Standard Form 294      Semi-annually, through 31 March and 30 Sept,
                                 and at contract completion
                                 Due 25 April and 25 October

   27     Standard Form 295      Quarterly, through end of March, June,
                                 September, and December
                                 Due 25th day of following month

   28     Form DOT F 4220.43     Annually, not later than 15 Sept of each
                                 calendar year, and at contract completion

*Includes respective option years.

NOTE:  Partial and/or early deliveries are acceptable.

F-3.  F.O.B. POINT.

Shipments under this contract shall be f.o.b. Destination only. Offers submitted on any other basis will be rejected as nonresponsive.

In accordance with clause at FAR 52.247-55, f.o.b. Point for Delivery of Government-Furnished Property, the Coast Guard will ship components, freight prepaid, to the Contractor's facility within the United States (except Alaska and Hawaii) or Canada to the location specified in Section K, Paragraph K-11, Place of Performance unless the Contractor specifies an alternate location below:

                           -------------------------------

                           -------------------------------

                           -------------------------------
                           (City, County, State, Zip Code)

                                                  Page 54
                                                  DTCG38-95-D-20018

SECTION F - DELIVERIES OR PERFORMANCE

F-3.  F.O.B. POINT. (Cont'd)

In the event that the Contractor's facility is located outside the contiguous states, the District of Columbia or Canada, the f.o.b. Point for Government delivery of Government-furnished property shall be a location in the United States (excluding Alaska and Hawaii) specified by the Contractor below:


                           -------------------------------

                           -------------------------------

                           -------------------------------
                           (City, County, State, Zip Code)


NOTE: The delivery clock will start upon receipt of delivery order at contractor's facility or upon receipt of the component at the CONUS location. All actions necessary for shipment through customs for items leaving and entering the United States shall be the responsibility of the contractor.

F-4.  SHIPPING INSTRUCTIONS.

Components will be shipped to the contractor from Coast Guard Operating Units or ARSC. Upon completion of required services, material shall be shipped to the following address, or to other Coast Guard Operating Units as directed by the Contracting Officer.

     USCG Aircraft Repair and Supply Center
     Receiving Section, Building 63
     Elizabeth City, NC  27909-5001
     MARK FOR:  41000 Field Stock
     Contract Number DTCG38-95-D-20018
     Delivery Order Number
                            ------------------------------
                            (assigned at time of issuance)

Unless otherwise specified, documentation listed in Section B shall be submitted to the address shown in Section G, Paragraph G-l, Address of Correspondence.

The Component Repair Record shall be submitted as follows:

    Original                      Copy 1                        Copy 2
    --------                      ------                        ------
    TAMSCO                        Packaged with                 Attached
    5030 Herzel Place             overhauled/                   to invoice
    Suite 200                     reworked component
    Beltsville, MD  20705
    Attn:  ACMS

The original Failure Data Report shall be attached to the invoice. One copy shall be attached to the DD Form 250 shipped with the reworked/overhauled/modified component.

                                                  Page 55
                                                  DTCG38-95-D-20018

SECTION F - DELIVERIES OR PERFORMANCE

F-5.  ORDERING PERIOD.

The ordering period for this contract shall be from the effective date of contract award through one year from effective date of award, with four one-year options (if exercised), renewable annually. The total duration of the ordering period for this contract shall not exceed five years.

F-6.  LIQUIDATED DAMAGES.

  (a) In the event the contractor fails to meet the contractual delivery schedule, liquidated damages will be assessed. Liquidated damages will be based on the overhaul price for the specific component (the rework price will be used for components without a specified overhaul price). Liquidated damages shall be assessed against the contractor in the amount of 1.0% (of overhaul price) per calendar day for days 61-90 for landing gears and 46-75 all other components. Liquidated damages shall be assessed against the contractor in the amount of 2.0% (of the overhaul price) per calendar day for days above 91 for the landing gear and 76 for all other components. For any specific component, the maximum liquidated damages shall be 100% of the delivery order price.

  (b) Liquidated damages do not apply to components which have been determined by the Contracting Officer to be exclusions under this contract in accordance with Section H, Paragraph H-2, Exclusions.

  (c) The parties agree that the liquidated damages formula set forth herein is fair and reasonable, and not a penalty. The parties further agree not to contest the validity of the liquidated damages provision set forth herein.

                                                  Page 56
                                                  DTCG38-95-D-20018

SECTION G - CONTRACT ADMINISTRATION DATA

G-1.  ADDRESS OF CORRESPONDENCE.

All correspondence, except as otherwise specified, shall be directed to the following address:

     Contracting Officer
     Procurement Branch, HH-65A Contract Section
     USCG Aircraft Repair and Supply Center
     Elizabeth City, NC  27909-5001

G-2.  INVOICING INSTRUCTIONS.

The original and three copies of the Contractor's invoice shall be submitted to the designated billing office for payment as follows:

     Chief, Fiscal Branch
     Building 63
     USCG Aircraft Repair and Supply Center
     Elizabeth City, NC  27909-5001

  MARK FOR:  Contract Number DTCG38-95-D-20018
             Delivery Order Number
                                   ------------------------------
                                   (assigned at time of issuance)

NOTE: Failure to submit the DD Form 250, Component Repair Record, Failure Data Report, Airworthiness Certification, and Replacement Parts Listing will constitute an improper invoice, and may result in payment delay or nonpayment.

G-3.  REMITTANCE ADDRESS.

If remittance address is different from that shown on Page 1 of SF 33, Block 15A enter such address below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Page 57
                                                  DTCG38-95-D-20018

SECTION G - CONTRACT ADMINISTRATION DATA

G-4.  ORDERING OFFICE.

The following activity is the only unit authorized to place delivery orders under this contract:

     Contracting Officer
     USCG Aircraft Repair and Supply Center
     Elizabeth City, NC  27909-5001

                                                  Page 58
                                                  DTCG38-95-D-20018

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-l.  AVIATION COMPUTERIZED MAINTENANCE SYSTEM (ACMS) PROCEDURES.

ACMS is the management information system used to schedule and record all Coast Guard aircraft maintenance. The contractor's responsibility within ACMS shall include submission of the appropriate reports within 5 working days of the completion of work. Items 1 - 14, plus respective option years, in Section B will be shipped to the contractor with a Significant Component History Record
(SCHR) and Component Repair Record (CRR) for each component shipped. These forms are described below:

     (a) SCHR - Records the maintenance history of serial-number-tracked components. Remains with corresponding part until reinstalled on aircraft or annotated "Scrapped" and returned to Technical and Management Services Corporation (TAMSCO), Beltsville, Maryland.

     (b) CRR - Records the maintenance performed on a serial-number-tracked components by the contractor and enrolls or disenrolls components from ACMS when those components are scrapped, added to, or removed from the Coast Guard parts inventory. The original of the CRR shall be mailed to TAMSCO within 5 working days of acceptance of the component by the Government inspector. Copy 1 shall be packed with the component at the completion of the rework/overhaul/modification for return to the Coast Guard. Copy 2 shall be attached to and submitted with the contractor's invoice. See Section F, Paragraph F-4 for appropriate addresses.

The contractor shall retain copies of the CRR for no less than 2 years after delivery of component.

H-2.  EXCLUSIONS.

Components received which indicate obvious misuse, cannibalization or severe damage due to mishandling or crash damage may dictate an exclusion from the prices specified in Section B. Such components shall be inspected, maintenance costs determined, and authorization to proceed obtained from the Contracting Officer prior to commencement of rework. If the contractor considers a component to be a candidate for exclusion, the Contracting Officer shall be notified within 15 days of receipt. Verbal notification to the Contracting Officer shall be confirmed in writing. The contractor's delivery obligation for the component shall be suspended as of the date of notice to the Contracting Officer. The Contracting Officer will make a unilateral written determination, within 30 days of written notice, as to exclusion validity. The determination is subject to FAR clause 52.233-1, Disputes. The Government retains the right to unilaterally set the price for exclusion items in the event an agreement on price cannot be reached. The contractor's delivery obligation shall resume upon receipt of the Contracting Officer's determination.

                                                  Page 59
                                                  DTCG38-95-D-20018

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-2.  EXCLUSIONS. (Cont'd)

The Government shall not be liable for any amount expended by the Contractor in excess of the firm fixed price reflected in Section B unless prior written authorization has been given by the Contracting Officer.

H-3.  GOVERNMENT PROPERTY.

Failure by the Government to furnish any of the line items in the amounts or quantities described as "estimated" or "maximum" will not entitle the Contractor to any equitable adjustment in price as defined in the Government Property Clause of the contract.

H-4.  VALUE OF GOVERNMENT PROPERTY.

In accordance with the requirement contained in FAR 45.505-2(b)(2), the Government shall determine and furnish the unit price of the Government-furnished property on the document covering shipment of the property.

H-5.  EXERCISE OF OPTIONS.

As prescribed in FAR clause 52.217-9, Option to Extend the Term of the Contract, the Coast Guard may extend the contract as specified in Section B. Exercise of options is subject to FAR clause 52.232-18, Availability of Funds.

H-6.  PRICING INSTRUCTIONS.

  (a) The offeror may propose unit prices for the option years which differ from the unit prices for the base year.

  (b) Offered prices for "rework", "overhaul", "modify only", "modify/ rework", "modify/overhaul", and "replace liner only" requirements shall include all labor, parts, materials, test equipment, facilities, other direct and indirect costs, and profit associated with performance of the specific efforts as described in Section C, except those replacement parts that are separately priced within the line item.

  (c) Offered prices for "test and evaluation" shall include all labor, parts, materials, test equipment, facilities, other direct and indirect costs, and profit associated with performance of test and evaluation. This price will apply when the conditions as specified in Paragraphs C-3.5, Unusual Damage and C-3.6, Test and Evaluation are present.

  (d) Offered prices for separately priced replacement parts shall include all labor, parts, materials, test equipment, facilities, other direct and indirect costs, and profit associated with furnishing the specified part on an "as required" basis.

  (e) Parts provided for components identified as Exclusions, Paragraph H-2, shall be priced as follows:

                                        Page 60
                                        DTCG38-95-D-20018

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-6.  PRICING INSTRUCTIONS. (Cont'd)

    1.   Discounted List Price as the lower of the following two prices:

         (a) Contractor's current commercial catalog minus best commercial discount, or
         (b)  Best commercial price.

    2.   Excluded (Repairable) Parts:

         (a) If part is damaged beyond repair (SCRAP) the Coast Guard will pay replacement part cost using price as determined above.
         (b) The repair of an excluded part is subject to Contracting Officer approval.

    3. The Government retains the right to unilaterally set the price for exclusion parts in the event an agreement on price cannot be reached.

   (f) Offered labor rates shall be loaded rates inclusive of all direct and indirect charges, escalation and profit.

   (g) All actions necessary for shipment through customs for items leaving and entering the United States, and associated charges for those actions shall be the responsibility of the contractor. All associated charges as well as delivery/cost factors should be considered by offeror.

H-7.  UTILIZATION OF SEPARATELY PRICED REPLACEMENT PARTS.

The contractor shall notify the Contracting Officer within 15 calendar days after receipt of the component when any of the separately priced replacement part(s) specified in the Section B are required. This notification shall include a list (by name, part number, and quantity) of any separately priced replacement part(s) required. Within 30 calendar days of notification from the contractor, the Contracting Officer will either issue a modification to the delivery order authorizing use of the separately priced replacement part(s) or providing disposition instructions. The delivery schedule will be adjusted accordingly for any delay associated with requesting and obtaining approval to utilize the specified separately priced replacement part(s).

                                        Page 61
                                        DTCG38-95-D-20018

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-8.  AIRWORTHINESS.

FLIGHT CRITICAL AIRWORTHINESS CERTIFICATION REQUIREMENTS

1. All "Flight Critical" aircraft parts ordered, serviced, modified, reworked, and/or overhauled under the provisions of this agreement/order/contract must be airworthy and suitable for installation on a U.S. Coast Guard aircrafT.

NOTE: All components and associated replacement parts on this acquisition are considered FLIGHT CRITICAL.

2. If you are certified by any organization to manufacture, service, modify, rework or overhaul any "flight critical" aircraft item contained within this requirement, identify the item(s) and provide the following certification with any substantiating documentation required:

         Original Equipment Manufacturer
    ----

         OEM Certified by______________________(OEM);
    ---- provide copy of your OEM Certification.

         Federal Aviation Administration (FAA) Certified; provide copy of your ---- FAA Certification.

         Department of Defense (DOD) Certified;
    ---- provide DOD contract number and point of contact under which this supply/service is performed.
         DOD Contract:    ____________________________________
         POC & Phone#:    _____________________  (___)___-____

         Other Certification, i.e., Coast Guard, foreign government, etc. CALL ---- THE ORDERING OFFICER TO AFFIRM ACCEPTANCE OF THIS CERTIFICATION PRIOR
         TO PROCEEDING WITH ANY WORK UNDER THIS ORDER.
         Type of Cert._______________________ Number:_________________________
         Date of Cert._______________________ Duration:_______________________
         Certifying Organization:_____________________________________________

------------------------------------    -----------------
     (Contractor's Signature)                 (Date)

                                        Page 62
                                        DTCG38-95-D-20018

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-8.  AIRWORTHINESS. (Cont'd)

3. The forms/certification indicated above shall be attached to the OUTSIDE of the shipping container and a copy shall be included with the invoice. Failure to submit the appropriate forms/certificate shall constitute an improper invoice and will result in nonpayment.

4. IF THE CONTRACTOR CANNOT CERTIFY AS REQUIRED ABOVE, HE SHALL IMMEDIATELY AND PRIOR TO ANY WORK BEING INITIATED NOTIFY THE APPROPRIATE GOVERNMENT CONTRACTING OFFICER.

-----------------------------------------------------------------

                   AIRWORTHINESS CERTIFICATION REQUIREMENTS

1. All aircraft parts ordered, serviced, modified, reworked, and/or overhauled under the provisions of this agreement/order/contract must be airworthy and suitable for installation on a U.S. Coast Guard aircraft.

2. The contractor shall furnish a Certificate of Airworthiness in accordance with FAA procedures (FAA Form 8130-3) or a Certificate of Conformance in accordance with FAR 52.246-15, for each component shipped in response to this order. If a Certificate of Conformance is used it MUST be submitted in the format provided below.

3. This certificate shall be attached to the OUTSIDE of the shipping container and a copy shall be included with the invoice. Failure to submit the appropriate certificate shall constitute an improper invoice and will result in nonpayment.

4. IF THE CONTRACTOR CANNOT CERTIFY AS REQUIRED ABOVE, HE SHALL IMMEDIATELY AND PRIOR TO ANY WORK BEING INITIATED NOTIFY THE APPROPRIATE GOVERNMENT CONTRACTING OFFICER.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         CERTIFICATE OF CONFORMANCE IN ACCORDANCE WITH FAR 52.246-15

"I CERTIFY THAT ON__________(INSERT DATE), THE_________________________________
(INSERT CONTRACTOR'S NAME) FURNISHED THE SUPPLIES OR SERVICES CALLED FOR BY CONTRACT NUMBER_____________________________________VIA _______________________
(CARRIER) ON________________________(IDENTIFY THE BILL OF LADING OR SHIPPING DOCUMENT) IN ACCORDANCE WITH ALL APPLICABLE REQUIREMENTS. I FURTHER CERTIFY THAT THE SUPPLIES OR SERVICES ARE OF THE QUALITY SPECIFIED AND

                                        Page 63
                                        DTCG38-95-D-20018

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-9.  AIRWORTHINESS. (Cont'd)

AND CONFORM IN ALL RESPECTS WITH THE CONTRACT REQUIREMENTS, INCLUDING SPECIFICATIONS, DRAWINGS, PRESERVATION, PACKAGING, PACKING, MARKING REQUIREMENTS, AND PHYSICAL ITEM IDENTIFICATION (PART NUMBER), AND ARE IN THE QUANTITY SHOWN ON THIS OR ON THE ATTACHED ACCEPTANCE DOCUMENT."

DATE OF EXECUTION:
                   -----------------------------------

SIGNATURE:
           -------------------------------------------

TITLE:
       -----------------------------------------------

H-9.  REPORTING REQUIREMENT FOR OCEAN SHIPMENTS OF CARGO.

  (a) The contractor shall submit, for each individual ocean shipment of cargo, one legible copy of the bill-of-lading to the Maritime Administration (MARAD), Division of National Cargo, Office of Market Development, 400 7th St., SW, Washington, DC 20590.

  (b)  Each bill-of-lading shall contain the following information:

     (1)  Sponsoring U.S. Government agency
     (2)  Name of vessel
     (3)  Vessel flag of registry
     (4)  Date of loading
     (5)  Port of loading
     (6)  Port of final discharge
     (7)  Description of commodity
     (8)  Gross weight in pounds and cubic feet, if available
     (9)  Total ocean freight revenue in U.S. Dollars

  (c) The contractor shall furnish the bills-of-lading to MARAD within 20 working days of the loading for shipments originating in the United States or within 30 working days for shipments originating outside the United States.

  (d) The contractor shall also furnish a legible copy of the bill-of-lading to the Contracting Officer.

                                   (End of Clause)

                                        Page 64
                                        DTCG38-95-D-20018

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-9.  REPORTING REQUIREMENT FOR OCEAN SHIPMENTS OF CARGO. (Con't)

  (c) The contractor shall furnish the bills-of-lading to MARAD within 20 working days of the loading for shipments originating in the United States or within 30 working days for shipments originating outside the United States.

  (d) The contractor shall also furnish a legible copy of the bill-of-lading to the Contracting Officer.

                                   (End of Clause)

                                        Page 65
                                        DTCG38-95-D-20018

PART II

SECTION I - CONTRACT CLAUSES

I-1.  CLAUSES INCORPORATED BY REFERENCE.  (JUN 1988) 52.252-2

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                                   (End of clause)

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

52.202-1       DEFINITIONS.                                            SEP 1991

52.203-1       OFFICIALS NOT TO BENEFIT.                               APR 1984

52.203-3       GRATUITIES.                                             APR 1984

52.203-5       COVENANT AGAINST CONTINGENT FEES.                       APR 1984

52.203-6       RESTRICTIONS ON SUBCONTRACTOR SALES                     JUL 1985
               TO THE GOVERNMENT.

52.203-7       ANTI-KICKBACK PROCEDURES.                               OCT 1988

52.203-10      PRICE OR FEE ADJUSTMENT FOR ILLEGAL                     SEP 1990
               OR IMPROPER ACTIVITY.

52.203-12      LIMITATION ON PAYMENTS TO INFLUENCE                     JAN 1990
               CERTAIN FEDERAL TRANSACTIONS.

52.208-1       REQUIRED SOURCES FOR JEWEL BEARINGS                     APR 1984
               AND RELATED ITEMS.

52.209-6       PROTECTING THE GOVERNMENT'S INTEREST                    NOV 1992
               WHEN SUBCONTRACTING WITH CONTRACTORS
               DEBARRED, SUSPENDED, OR PROPOSED FOR
               DEBARMENT.

52.210-5       NEW MATERIAL.                                           APR 1984

52.212-8       DEFENSE PRIORITY AND ALLOCATION                         SEP 1990
               REQUIREMENTS.

52.215-1       EXAMINATION OF RECORDS BY                               FEB 1993
               COMPTROLLER GENERAL.

52.215-2       AUDIT - NEGOTIATION.                                    FEB 1993

52.215-23      PRICE REDUCTION FOR DEFECTIVE COST                      DEC 1994
               OR PRICING DATA - MODIFICATIONS.

                                        Page 66
                                        DTCG38-95-D-20018

SECTION I - CONTRACT CLAUSES

I-1.  CLAUSES INCORPORATED BY REFERENCE.  (JUN 1988) 52.252-2 (Cont'd)

52.215-25      SUBCONTRACTOR COST OR PRICING DATA -                    DEC 1994
               MODIFICATIONS.

52.215-26      INTEGRITY OF UNIT PRICES.                               APR 1991
               ALT I (APR 1991)

52.215-31      WAIVER OF FACILITIES CAPITAL COST                       SEP 1987
               OF MONEY.

52.215-33      ORDER OF PRECEDENCE.                                    JAN 1986

52.216-18      ORDERING.                                               APR 1984
               para (a) 25 Sept 1995 through 24 Sept 1996,
                        may be extended through 24 Sept 2000
                        based on exercise of options.

52.216-19      DELIVERY-ORDER LIMITATIONS.                             APR 1984
               para (a) one (1) each for any line item
                    (b)(1) the total estimated contract
                           line item quantity
                       (2) 50% of estimated contract quantity
                       (3) 30 days
                    (d) 15 calendar days

52.216-22      INDEFINITE QUANTITY.                                    APR 1984
                para (d) 24 December 2000
                 NOTE:   Maximum quantities may be exceeded
                         if agreeable to all parties.

52.217-9       OPTION TO EXTEND THE TERM OF THE CONTRACT.              MAR 1989
                para (a) within 30 calendar days prior
                         to contract expiration
                para (c) five years

52.219-8       UTILIZATION OF SMALL BUSINESS CONCERNS                  FEB 1990
               AND SMALL DISADVANTAGED BUSINESS CONCERNS.

52.219-9       SMALL BUSINESS AND SMALL DISADVANTAGED                  FEB 1995
               BUSINESS SUBCONTRACTING PLAN.

52.219-13      UTILIZATION OF WOMEN-OWNED SMALL                        AUG 1986
               BUSINESSES.

52.219-16      LIQUIDATED DAMAGES  - SMALL BUSINESS                    AUG 1989
               SUBCONTRACTING PLAN.

52.220-3       UTILIZATION OF LABOR SURPLUS AREA                       APR 1984
               CONCERNS.

                                        Page 67
                                        DTCG38-95-D-20018

SECTION I - CONTRACT CLAUSES

I-1.  CLAUSES INCORPORATED BY REFERENCE.  (JUN 1988) 52.252-2 (Cont'd)

52.222-20      WALSH-HEALEY PUBLIC CONTRACTS ACT.                      APR 1984

52.222-26      EQUAL OPPORTUNITY.                                      APR 1984

52.222-28      EQUAL OPPORTUNITY PREAWARD CLEARANCE                    APR 1984
               OF SUBCONTRACTS.

52.222-35      AFFIRMATIVE ACTION FOR SPECIAL                          APR 1984
               DISABLED AND VIETNAM ERA VETERANS.

52.222-36      AFFIRMATIVE ACTION FOR HANDICAPPED                      APR 1984
               WORKERS.

52.222-37      EMPLOYMENT REPORTS ON SPECIAL DISABLED                  JAN 1988
               VETERANS AND VETERANS OF THE VIETNAM ERA.

52.223-2       CLEAN AIR AND WATER.                                    APR 1984

52.223-6       DRUG-FREE WORKPLACE.                                    JUL 1990

52.225-10      DUTY-FREE ENTRY.                                        APR 1984
               (Note: The Coast Guard is not accorded
                       duty-free entry on these items).

52.225-11      RESTRICTIONS ON CERTAIN FOREIGN PURCHASES.              MAY 1992

52.227-1       AUTHORIZATION AND CONSENT.                              APR 1984

52.227-2       NOTICE AND ASSISTANCE REGARDING                         APR 1984
               PATENT AND COPYRIGHT INFRINGEMENT.

52.227-14      RIGHTS IN DATA - GENERAL.                               JUN 1987

52.229-3       FEDERAL, STATE, AND LOCAL TAXES.                        JAN 1991

52.229-5       TAXES - CONTRACTS PERFORMED IN U.S.                     APR 1984
               POSSESSIONS OR PUERTO RICO.

52.232-1       PAYMENTS.                                               APR 1984

52.232-8       DISCOUNTS FOR PROMPT PAYMENT.                           APR 1989

52.232-11      EXTRAS.                                                 APR 1984

52.232-17      INTEREST.                                               JAN 1991

52.232-18      AVAILABILITY OF FUNDS.                                  APR 1984

                                        Page 68
                                        DTCG38-95-D-20018

SECTION I - CONTRACT CLAUSES

I-1.  CLAUSES INCORPORATED BY REFERENCE.  (JUN 1988) 52.252-2 (Cont'd)

52.232-19      AVAILABILITY OF FUNDS FOR THE NEXT                      APR 1984
               FISCAL YEAR.
                             30 September 1995
                             30 September 1995

52.232-23      ASSIGNMENT OF CLAIMS.                                   JAN 1986

52.232-25      PROMPT PAYMENT.                                         MAR 1994

52.232-28      ELECTRONIC FUNDS TRANSFER PAYMENT                       APR 1989
               METHODS.

52.233-1       DISPUTES.                                               MAR 1994

52.233-3       PROTEST AFTER AWARD.                                    AUG 1989

52.242-13      BANKRUPTCY.                                             APR 1991

52.243-1       CHANGES - FIXED-PRICE.                                  AUG 1987
               ALT II (APR 1984)

52.244-1       SUBCONTRACTS (FIXED-PRICE CONTRACTS).                   FEB 1995

52.244-5       COMPETITION IN SUBCONTRACTING.                          APR 1984

52.245-1       PROPERTY RECORDS.                                       APR 1984

52.245-2       GOVERNMENT PROPERTY (FIXED-PRICE                        DEC 1989
               CONTRACTS).

52.246-23      LIMITATION OF LIABILITY.                                APR 1984

52.246-25      LIMITATION OF LIABILITY - SERVICES.                     APR 1984

52.247-63      PREFERENCE FOR U.S.-FLAG AIR CARRIERS.                  APR 1984

52.247-64      PREFERENCE FOR PRIVATELY OWNED U.S.-FLAG                APR 1984
               COMMERCIAL VESSELS.

52.248-1       VALUE ENGINEERING.                                      MAR 1989

52.249-2       TERMINATION FOR CONVENIENCE OF THE                      APR 1984
               GOVERNMENT (FIXED-PRICE).

52.249-8       DEFAULT (FIXED-PRICE SUPPLY AND                         APR 1984
               SERVICE).

52.253-1       COMPUTER GENERATED FORMS.                               JAN 1991

                                        Page 69
                                        DTCG38-95-D-20018

SECTION I - CONTRACT CLAUSES

I-2. REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION. (NOV 1990) 52.203-9

  (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

  (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

  (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (NOV 1990)

  (1)  I,_______________________________________(Name of certifier) am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a),
(b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement_________________________ (contract and modification number).

  (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of______________________________________________
(Name of Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a),
(b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

                                            Page 70
                                            DTCG38-95-D-20018

SECTION I - CONTRACT CLAUSES

I-2.  REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION.
     (NOV 1990) 52.203-9 (Cont'd)

    (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity-Modification Continuation Sheet, ENTER NONE IF NONE EXISTS)

    ----------------------------------------------------------------------
    ----------------------------------------------------------------------
    ----------------------------------------------------------------------

    ----------------------------------------------------------------------
    (Signature of the officer or employee responsible for the modification proposal and date)

    ----------------------------------------------------------------------
    (Typed name of the officer or employee responsible for the modification proposal)

  * Subsections 27 (a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

  THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

                                (End of certification)

  (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the Contractor. If a Contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.

  (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

                                   (End of clause)

I-3.  RESERVED.

                                            Page 71
                                            DTCG38-95-D-20018

SECTION I - CONTRACT CLAUSES

I-4.  PREFERENCE FOR LABOR SURPLUS AREA CONCERNS.  (APR 1984) 52.220-1

  (a) This acquisition is not a set aside for labor surplus area (LSA) concerns. However, the offeror's status as such a concern may affect (1) entitlement to award in case of tie offers or (2) offer evaluation in accordance with the Buy American Act clause of this solicitation. In order to determine whether the offeror is entitled to a preference under (1) or (2) above, the offeror must identify, below, the LSA in which the costs to be incurred on account of manufacturing or production (by the offeror or the first-tier subcontractors) amount to more than 50 percent of the contract price.

    ----------------------------------------------------------------------

    ----------------------------------------------------------------------

    ----------------------------------------------------------------------

  (b) Failure to identify the locations as specified above will preclude consideration of the offeror as an LSA concern. If the offeror is awarded a contract as an LSA concern and would not have otherwise qualified for award, the offeror shall perform the contract or cause the contract to be performed in accordance with the obligations of an LSA concern.

                                  (End of provision)

I-5.  RESERVED.

I-6.  LOCAL HIRE.  (OCT 1994) TAR 1252.220-90

The contractor shall employ, for the purpose of performing this contract in whole or in part in a State that has an unemployment rate in excess of the national average rate of unemployment (as defined by the Secretary of Labor), individuals who are local residents and who, in the case of any craft or trade, possess or would be able to acquire promptly the necessary skills. Local Resident means a resident or an individual who commutes daily to that state.

                                   (End of clause)

I-7.  DISSEMINATION OF CONTRACT INFORMATION.  (OCT 1994) TAR 1252.242-72

The contractor shall not publish, permit to be published, or distribute for public consumption, any information, oral or written, concerning the results or conclusions made pursuant to the performance of this contract, without the prior written consent of the Contracting Officer. Two copies of any material proposed to be published or distributed shall be submitted to the Contracting Officer.

                                   (End of clause)

                                            Page 72
                                            DTCG38-95-D-20018

PART III

SECTION 2 - LIST OF ATTACHMENTS

Attachment 1:  U.S. Coast Guard Component Repair Record (CRR)
Attachment 2: DOT F 4220.43, Contractor Report of Government Property Attachment 3: Replacement Parts Usage Rates
Attachment 4:  Coast Guard Specific Servo Replacement Parts Requirements

    ----------------------------------------------------------------------
                                  U.S. COAST GUARD
                               COMPONENT REPAIR RECORD
    ----------------------------------------------------------------------


THIS FORM IS USED TO REPORT MAINTENANCE ACTIONS PERFORMED ON COAST GUARD COMPONENTS BY OVERHAUL / REPAIR FACILITIES

--------------------------------------------------------------------------------
PART NAME                          CEI NUMBER               SERIAL NUMBER
--------------------------------------------------------------------------------

                                                      -----------------------
--------------------------------------------------------------------------------

PART NUMBER:                               NSN:
            ----------------------------       ---------------------------------

THE COMPLETED FORM TO BE PROVIDED TO:
ORIGINAL TO:                 COPY 1:                       COPY 2:
TAMSCO                       PACKAGED WITH THE             ATTACHED TO INVOICE
5030 HERZEL PLACE            OVERHAULED / REPAIRED
SUITE 200                    COMPONENT
BELTSVILLE, MD 20705
ATTN: ACMS

--------------------------------------------------------------------------------
OVERHAUL / REPAIR FACILITY TO COMPLETE ALL INFORMATION IN SHADED REGION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  TSN                                       MANUFACTURER:
      -------------                                       --------------------

  TSO                                DATE OF MANUFACTURE:
      -------------                                       --------------------

  THE FOLLOWING NARRATIVE SUMMARIZES THE WORK PERFORMED ON THIS COMPONENT DURING THE COURSE OF THIS OVERHAUL / REPAIR.

  -----------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

  -----------------------------------------------------------------------------

  OVERHAUL/REPAIR FACILITY:                 WORK ORDER NO:
                           ------------                    --------------------
  DATE WORK COMPLETED:                      / / ITEM BEYOND ECONOMICAL REPAIR
--------------------------------------------------------------------------------

    THE FOLLOWING MAINTENANCE ACTIONS WERE COMPLIED WITH DURING THE COURSE OF THIS OVERHAUL / REPAIR.

      / /                                        ----------------------------
                                                 FOR ACMS CONTRACTOR USE ONLY
                                                 ----------------------------
                                                 DISENROLLED (SCRAP ITEMS)___
                                                 SCH ENTRIES COMPLETED    ___
                                                 DATA ENTRY COMPLETED     ___
                                                 DATE                     ___
                                                 ----------------------------


    -----------------------------------------------
    AUTHORIZED SIGNATURE OR QUALITY ASSURANCE STAMP

------------------------------------------------------------------------------------------------------------------------------------
                             CONTRACTOR REPORT OF
                             GOVERNMENT PROPERTY
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate of any aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretaries  (VRS), Office of Federal Acquisition and Regulatory Policy, GSA,
Washington, D.C. 20406; and to the Office of Management and Budget, Paperwork Reduction Project (2106-0617), Washington, D.C. 20403.
------------------------------------------------------------------------------------------------------------------------------------
1. Contract Number:
                          ----------------------------------------------------------------------------------------------------------
2. Report Period Ending:
                          ----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3. Contractor (Name and Address)                                4. Contracting Office (Names and Address)


------------------------------------------------------------------------------------------------------------------------------------
5. Name and location of Government-Owned, Contractor-Operated Plant (if applicable)


------------------------------------------------------------------------------------------------------------------------------------
6. Any Government property located at a subcontractor's plant? ___ Yes ___ No. If yes, give the name and address of the subcontractor(s) on an attached sheet to this report.
------------------------------------------------------------------------------------------------------------------------------------
7. Date contractor's property control system approved?
------------------------------------------------------------------------------------------------------------------------------------
8. Approved by whom?
                     --------------------------------------
                             Name of Agency/Office
------------------------------------------------------------------------------------------------------------------------------------
9                                         Starting Balance                                                     Ending Balance
                                   -------------------------------                                   -------------------------------
                                        Total             Total                                           Total            Total
          Property                   Acquisition        Quantity          Items        Items           Acquisition        Quantity
           Class                        Cost           (in acres          Added       Deleted             Cost            in acres
       (Set FAR 45.5)                (in dollars)       or units)         in $         in $            (in dollars)      or units)
------------------------------------------------------------------------------------------------------------------------------------

a. Land & Rights Therein
------------------------------------------------------------------------------------------------------------------------------------

b. Other Real Property
------------------------------------------------------------------------------------------------------------------------------------

c. Plant Equipment
------------------------------------------------------------------------------------------------------------------------------------

d. Special Test Equipment
------------------------------------------------------------------------------------------------------------------------------------

e. Special Tooling
------------------------------------------------------------------------------------------------------------------------------------

f. Materials in Stock (when total
   value exceeds $50.000)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NOTE: This report shall include all Government property (i.e., property furnished by the Government, or acquired or fabricated by the contractor or subcontractors). By signature hereon, the contractor's property administrator certifies that the report was prepared from the contractor's records that are required by FAR 45.5.

------------------------------------------------------------------------------------------------------------------------------------
10. Typed Name of Contractor Property Administrator              11. Signature and Date


------------------------------------------------------------------------------------------------------------------------------------

                 USAGE RATES FOR SEPARATELY PRICED REPLACEMENT PARTS

Note:  Rework and overhaul rates are grouped together.

a.  Section B, Item 1:

    1620-14-459-0511  LEG, LH MAIN LG  P/N 18785-100-05

    P/N            NOMENCLATURE             PERCENTAGE

    17975          CONTACTOR UNIT ASSY            7
    18802          UNION                          1
    18965-000-01   LH HOUSING                    39
    18979          SHAFT                         57
    18980          SHAFT                         61
    18981          SWIVEL PIN                     9
    18989-000-01   JACK                          57
    19217          CABLE                          1
    19828-100      FLEX HOSE                      9
    20529-100      HOSE                           1
    24079-000-00   SINGLE PIECE BEARING          50

b.  Section B, Item 2:

    1620-14-462-8049  LEG, RH MAIN LG  P/N 18786-100-05

    P/N            NOMENCLATURE             PERCENTAGE

    17975          CONTACTOR UNIT ASSY            7
    18130          ROLLER                         1
    18802          UNION                          1
    18966-000-01   RH HOUSING                    47
    18979          SHAFT                         41
    18980          SHAFT                         50
    18981          SWIVEL PIN                     3
    18989-000-01   JACK                          56
    19217          CABLE                          6
    19828-100      FLEX HOSE                      3
    20529-100      HOSE                           1
    24079-000-00   SINGLE PIECE BEARING          50



Attachment 3

c.  Section B, Items 3, 4, 5:

    1620-14-459-0514  AUX LANDING GEAR  P/N 18740-100-06 or -07

    P/N            NOMENCLATURE             PERCENTAGE

    18880-000-02   HOUSING                       25
    18907          UPPER BEARING                  1
    18921-000-01   BEARING POST                  59
    18922          PISTON TUBE                   10
    18926          LOWER BEARING                 62
    18928          LEVER PISTON SHAFT            65
    18932          LOWER BEARING                 29
    19010          SHAFT                         53
    19324          AXLE                           6
    19465          YOKE                          88


d.  Section B, Item 6:

    1650-14-043-0964  ACTUATOR CYL  P/N 19570-101

    P/N            NOMENCLATURE             PERCENTAGE

    17946          BUSHING                       50
    18787-100      HOSE ASSY                     15
    18788-100      HOSE ASSY                     25
    18789-100      HOSE ASSY                     45
    19640          BALL FITTING ASSY             50
    19645          BODY ASSY                     25
    19713          BUSHING                       25
    19727          PISTON                        10
    19731          CLAW                          10
    19870          HARNESS CABLE                 10

e.  Section B, Item 7:

    1650-14-387-2620  ACTUATOR CYLINDER  P/N 19575-101

    P/N            NOMENCLATURE             PERCENTAGE

    18789-100      HOSE ASSY                     25
    18790-100      HOSE ASSY                      5
    18791-100      HOSE ASSY                      5
    19640          BALL FITTING ASSY             50
    19716-100      HOUSING ASSY                  25
    19713          BUSHING                       25
    19727          PISTON                        10
    19731          CLAW                          10
    19880          HARNESS CABLE                  5

f.  Section B, Items 8, 9:

    1650-14-463-8804  PUMP, SELF REGULATING  P/N C24160022-1

    P/N            NOMENCLATURE             PERCENTAGE

    A81953-2       END FITTING                   10
    GA70926-1      SWASH PLATE ASSY              25
    GA70657-2      BLOCK ASSY                    35

g.  Section B, Items 10, 11:

    1650-14-451-4636  SERVO CONTROL  P/N SC8033-1

    P/N            NOMENCLATURE             PERCENTAGE

    800600         FILTER                         1
    801271         BODY                          11
    802170         CIRCUIT BOARD                 11
    807763         SWITCH                         3

h.  Section B, Items 12, 13:

    1650-14-448-1729  SERVO CONTROL  P/N SC8034-1

    P/N            NOMENCLATURE             PERCENTAGE

    800600         FILTER                         1
    801271         BODY                           2
    801400         CUP ASSEMBLY                  39
    802170         CIRCUIT BOARD                  4
    807763         SWITCH                        37

i.  Section B, Item 14:

    1650-14-404-8798  SERVO, TAIL ROTOR  P/N SC7282

    P/N            NOMENCLATURE             PERCENTAGE

    288033950      BODY                          10
    801152         SWITCH                        48
    801189         LOCK PLATE                    67
    801195         TIE ROD                        6
    803858         COVER                          6
    805189         PISTON                        45

j.  Section B, Item 15:

    6110-14-401-5731  L. G. REGULATOR  P/N 97168-100

    P/N            NOMENCLATURE             PERCENTAGE

    97241-120      ELECTRO DISTRIBUTOR           25

k.  Section B, Item 16:

    6615-14-393-8808  HYDRAULIC REGULATOR  P/N 97166-100

    P/N            NOMENCLATURE             PERCENTAGE

    97271-120      ELECTRO DISTRIBUTOR           25

l.  Section B, Item 17:

    1620-14-406-3536  HYDRAULIC REGULATOR  P/N 97166-300

    P/N            NOMENCLATURE             PERCENTAGE

    97271-120      ELECTRO DISTRIBUTOR           25

                                 COAST GUARD SPECIFIC
                         SERVO REPLACEMENT PARTS REQUIREMENTS

The following replacement parts will be utilized as required. These designations represent a deviation from the Component Maintenance Manual as directed by USCG ARSC Engineering.

                                                  SC 8033-1

PART NUMBER   DESIGNATION                   A    B    C    D    CMM
--------------------------------------------------------------------
21 800246 0   BUSH                                               *
24 800104 0   SHIM                                              ***
24 800278 0   BEARING                                            **
24 800600 0   FILTER                                             *
24 807763 0   REVERSING SWITCH                             *
25 801341 0   PLATE                              *
25 801346 0   SHAFT                                              *
25 801349 0   WASHER                             *
25 801352 0   LEVER                              *
27 800630 0   ROTARY VALVE (repaired)            *


                                                  SC 8034-1

PART NUMBER   DESIGNATION                   A    B    C    D    CMM
--------------------------------------------------------------------
21 800246 0   BUSH                                               *
24 800104 0   SHIM                                              ***
24 800278 0   BEARING                                            **
24 800600 0   FILTER                                             *
24 801010 0   FILTER                                             *
24 807763 0   REVERSING SWITCH                             *
25 801341 0   PLATE                              *
25 801346 0   SHAFT                                              *
25 801349 0   WASHER                             *               *
25 801352 0   LEVER                              *               *
27 800630 0   ROTARY VALVE (repaired)            *               *

  * Inspect and repair or replace as required.
 ** 100% systematic replacement until P/N 802911 Stainless Steel Bearings are installed; then inspect and replace as required.
*** 100% replacement when P/N 800135 or P/N 800129 is replaced. Otherwise, inspect and repair or replace as required.



Attachment 4